UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☐ Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting material Pursuant to §240.14a-12

Masimo Corporation

(Name of Registrant as Specified In Its Charter)

POLITAN CAPITAL MANAGEMENT LP
POLITAN CAPITAL MANAGEMENT GP LLC
POLITAN CAPITAL PARTNERS GP LLC
POLITAN CAPITAL NY LLC
POLITAN INTERMEDIATE LTD.
POLITAN CAPITAL PARTNERS MASTER FUND LP
POLITAN CAPITAL PARTNERS LP
POLITAN CAPITAL OFFSHORE PARTNERS LP
QUENTIN KOFFEY
MATTHEW HALL
AARON KAPITO
WILLIAM JELLISON

DARLENE SOLOMON

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On September 15, 2024, Politan Capital Management LP ("Politan"), together with its affiliates, issued the following press release:

Politan Comments on Masimo’s Latest Attempt to Block a Fair Shareholder Vote

Shareholders Can Vote for Politan’s Independent Nominees, Darlene Solomon and William Jellison, on the WHITE Card and Can Visit www.AdvanceMasimo.com for Further Information

NEW YORK – September 15, 2024 – Politan Capital Management (together with its affiliates, “Politan”), an 8.9% shareholder of Masimo Corporation (“Masimo” or the “Company”) (NASDAQ: MASI), today issued the following statement:

“With its motion for a preliminary injunction denied, Masimo pivoted this Saturday to asking the California Federal Court to effectively invalidate Politan’s current proxy card. This follows the Court’s hearing on Friday on Masimo’s request to delay the Annual Meeting. Masimo justifies these requests by claiming it has been greatly harmed by Politan having disclosed that the Court denied the Company’s request for a preliminary injunction on Thursday, when it was instead supposed to be unsealed Friday.

While the Court did not grant Masimo’s Friday efforts to delay the meeting, the Court did find Politan violated the sealing order and therefore was in contempt. Notably, Masimo has still not even made the Court’s orders readily accessible for shareholders and instead has issued multiple misleading press releases. We are making the Court’s orders and Masimo’s Saturday brief easily accessible here. This way, shareholders can get the facts and see Masimo’s requests:

On the website www.advancemasimo.com can be found:

1.	The Court’s order denying Masimo’s motion for a preliminary injunction (which was unsealed on Friday).
2.	The Court’s order holding Politan and Mr. Koffey in contempt for disclosing on Thursday that the Court had denied the preliminary injunction.
3.	Masimo’s brief filed Saturday night in which it seeks to effectively invalidate Politan’s proxy card. We believe this would inject chaos into the upcoming Annual Meeting while disenfranchising shareholders that support Politan’s nominees.

We will continue to update shareholders as promptly as we are permitted.”

###

Your vote is important, no matter how many shares of Common Stock you own. We urge you to sign, date, and return the WHITE universal proxy card today to vote FOR the election of the Politan Nominees and in accordance with the Politan Parties’ recommendations on the other proposals on the agenda for the 2024 Annual Meeting.

If you have any questions, require assistance in voting your

WHITE universal proxy card or voting instruction form,

or need additional copies of Politan’s proxy materials,

please contact D.F. King using the contact information provided here:

D.F. King & Co., Inc.

48 Wall Street

New York, New York 10005

Stockholders call toll-free: (888) 628-8208

Banks and Brokers call: (212) 269-5550

By Email: MASI@dfking.com

Order Regarding Motion for Preliminary Injunction, September 11, 2024
Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 1 of 50 Page ID #:23138

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al Injunction. I. BACKGROUND The following factual allegations are taken from Masimo’s First Amended Complaint. (First Am. Compl. (“FAC”), Dkt. No. 122 (redacted), Dkt. No. 132 (unredacted).) This case arises from a live battle for corporate control of Masimo. Masimo is a health technology company based in Irvine, California. (Id. ¶ 28.) Its founder, Joe Kiani, is the current Chairman and Chief Executive Officer of the company. (Id. ¶ 1.) Defendant Politan is an investment advisor limited liability partnership, (id. ¶ 29), and Defendant Koffey is its Managing Partner and Chief Investment Officer, (id. ¶ 39.) Defendant Brennan is currently a member of Masimo’s Board of Directors (the “Board”) after being appointed, along with Koffey, in June 2023. (Id. ¶¶ 39–40.) Politan holds approximately 8.9% of the outstanding shares of Masimo’s Common Stock as of March 30, 2024. (Id. ¶ 41.) After Politan acquired its roughly 9% stake in Masimo, Koffey “demanded” as seat on Masimo’s Board. (Id. ¶ 7.) After Masimo refused, Politan nominated Koffey and Brennan to serve on the Board prior to the 2023 annual shareholders meeting. (Id. ¶¶ 8–9.) Koffey represented both publicly and privately to Masimo that he had no intention of trying to take control of Masimo. (Id. ¶ 9.) Based on these assurances, Koffey and Brennan were elected to Masimo’s board and took control of two of the six seats. (Id. ¶ 10.) Both were provided with extensive information during a “weeks’-long” onboarding process from Kiani and other Board members. (Id. ¶ 11.) Since joining the Board, a series of incidents, detailed below, indicated that Koffey and Brennan did not intend to work constructively with other Board members or for Masimo’s benefit. (Id. ¶ 101.) These steps include refusing to educate themselves on Masimo’s financial information, refusing to sign Masimo’s periodic Securities and Exchange Commission (“SEC”) filings, and falsely claiming to have not been provided with important financial materials. (Id.) Moreover, after initially expressing interest in an idea from Kiani to spin off Masimo’s consumer product business, Koffey subsequently undermined the spin-off process by “intentionally withholding information” and “demanding new terms” that made the deal untenable. (Id. ¶¶ 14, 101–15.) Relatedly, one business day after Masimo publically announced it received a third-party offer to buy the majority of the consumer product business and its intention to CV-90 (06/04) CIVIL MINUTES - GENERAL Page 2 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 2 of 50 Page ID #:23139

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al move forward with the deal, Koffey announced Politan’s intention to nominate two candidates to Masimo’s Board and disparaged the proposed third-party offer as one that would harm Masimo. (Id. ¶¶ 15, 116–126.) Koffey and Politan allegedly concealed from the Board and shareholders that they paid former Masimo employees to “dig up dirt” on the company’s performance. (Id. ¶¶ 16; 91–100.) Those former employees became “confidential witnesses” in civil complaints in multiple lawsuits later filed against Masimo. (Id. ¶¶ 16; 91–100.) These events are representative of Koffey and Politan’s efforts to undermine the value of Masimo as part of their continued efforts to take full control of Masimo’s Board. (See id. ¶¶ 12–13, 18, 59, 148.) The fight for control ramped up after Defendants filed “incomplete and misleading” proxy materials in violation of Section 14(a) of the Securities Exchange Act of 1934 (the “Act”) starting in March 2024. (Id. ¶¶ 127–28.) Masimo alleges that Defendants made “a litany” of false and misleading statements in multiple SEC filings as part of its current effort to fill two additional Board seats with Politan-backed members. (Id. ¶¶ 153, 156–57.) This same conduct also violates Masimo’s Fifth Amended and Restated Bylaws, which requires that nominees make all disclosures required by Section 14(a) of the Act. (Id. ¶ 21.) It further claims Politan’s failure to accurately disclose investor information in its Schedule 13D filings violates Section 13(d) of the Act, which requires any person acquiring beneficial ownership of more than 5% of a class to file certain information with the SEC. (Id. ¶ 20.) Moreover, Koffey and Brennan’s participation in the above conduct was a violation of their fiduciary duties, including their duty of loyalty and duty of care. (Id. ¶¶ 22–23.) As a result, Masimo filed this suit to “set the record straight and prevent irreparable harm” to the company and its shareholders. (Id. ¶ 24.) Its Complaint includes five claims: (1) violation of Section 14(a) of the Act and SEC Rules 14a-3, 14a-9, 14a-12, and 14a-101 against all Defendants; (2) violation of Section 13(d) of the Act; (3) breach of fiduciary duty of loyalty against Koffey and Brennan; (4) breach of fiduciary duty of care against Koffey and Brennan; and (5) breach of contract against Politan Funds. (Id. ¶¶ 272–312.) Masimo now moves for a preliminary injunction, seeking an order “enjoining Defendants from voting any proxies solicited in violation of Section 14(a) or Rule 14a-9 until corrective disclosures are made.” (Mot. at 22.) The Court granted Masimo’s application for expedited discovery related to this Motion. (Dkt. No. 32.) Masimo, with the Court’s permission, filed a supplement to its Motion on August 23, 2024. (Suppl. to Mot., Dkt. No. 118.) CV-90 (06/04) CIVIL MINUTES - GENERAL Page 3 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 3 of 50 Page ID #:23140

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al II. LEGAL STANDARD Federal Rule of Civil Procedure 65(a) governs the issuance of preliminary injunctions. On an application for a preliminary injunction, the plaintiff has the burden to establish that (1) he is likely to succeed on the merits, (2) he is likely to suffer irreparable harm if the preliminary relief is not granted, (3) the balance of equities favors the plaintiff, and (4) the injunction is in the public interest. Winter v. Nat. Res. Def. Council, Inc., 555 U.S. 7, 20 (2008). A preliminary injunction is an extraordinary remedy never awarded as of right. Id. (citation omitted). In the Ninth Circuit, the Winter factors may be evaluated on a sliding scale: “serious questions going to the merits, and a balance of hardships that tips sharply toward the plaintiff can support issuance of a preliminary injunction, so long as the plaintiff also shows that there is a likelihood of irreparable injury and that the injunction is in the public interest.” All. for the Wild Rockies v. Cottrell, 632 F.3d 1127, 1134–35 (9th Cir. 2011). To satisfy the irreparable injury element, plaintiffs must “demonstrate that irreparable injury is likely in the absence of an injunction.” Winter, 555 U.S. at 22 (citations omitted). III. DISCUSSION Masimo moves for a preliminary injunction to prohibit Defendants from voting any proxies solicited by them through false statements in violation of Section 14(a) or Rule 14a-9 “until corrective disclosures are made.” (Mot. at 2; Suppl. to Mot. at 30.) A. Whether Politan’s Supplemental Disclosures Moot Masimo’s Section 14(a) Claim To start, Politan contends that, because it filed amended proxy statements that attached Masimo’s original and amended complaints and described the allegations they contain, Masimo’s Section 14(a) claim is moot. (Opp’n at 14.) Citing a Second Circuit case, Politan asserts that its disclosure of Masimo’s allegations enables shareholders to make an informed choice in the upcoming vote; therefore, the concern raised by Masimo about an election based on misrepresentations is nullified. (Id.) CV-90 (06/04) CIVIL MINUTES - GENERAL Page 4 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 4 of 50 Page ID #:23141

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al This argument is unpersuasive in regard to Masimo’s Section 14(a) claim because it seeks to wipe away Masimo’s entire Motion in one fell swoop when a more detailed analysis is necessary. Moreover, the cases cited by Politan found that either Section 13(d) of the Act or Section 14(e) of the Williams Act, 15 U.S.C. § 78n(e), not Section 14(a), “is satisfied ‘when the shareholders receive the information required to be filed.’” Nano Dimension Ltd. v. Murchinson Ltd., 102 F.4th 136, 141 (2d Cir. 2024) (per curiam) (quoting Treadway Cos. v. Care Corp., 638 F.2d 357, 380 (2d. Cir. 1980)); see also Taro Pham. Indus. v. Sun Pharm. Indus., No. 09 Civ. 8262, 2010 WL 2835548, at *9 (S.D.N.Y. July 13, 2010) (holding Williams Act satisfied when shareholders provided with “pertinent information,” which, in that case, was allegations of misrepresentations in tender offer). The Court declines to extend the rationale of these cases as a sweeping resolution to claims under Section 14(a), particularly when Politan fails to cite any in circuit precedent to support such a notion. Instead, the Court will examine the alleged false statements and subsequent Politan disclosures to determine if the issuance of an injunction is warranted. Therefore, the Court turns to the Winter factors. B. Likelihood of Success on the Merits Masimo appears unlikely to succeed on the merits of its Section 14(a) and Rule 14a-9 claim. Section 14(a) of the Act makes it “unlawful for any person, . . . in contravention of such rules and regulations as the [Securities and Exchange] Commission may prescribe as necessary or appropriate in the public interest or for the protection of investors, . . . to solicit any proxy or consent or authorization in respect of any [registered] security.” 15 U.S.C. § 78n(a)(1). SEC Rule 14a-9 provides that proxy communications shall not contain “any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading.” 17 C.F.R. § 240.14a-9(a); see also Desaigoudar v. Meyercord, 223 F.3d 1020, 1022 (9th Cir. 2000) (holding Section 14(a) and Rule 14a-9 “disallow the solicitation of a proxy by a statement that contains either (1) a false or misleading declaration of material fact, or (2) an omission of material fact that makes any portion of the statement misleading.”). The “remedial purpose” of Rule 14a-9 is to “ensure disclosures [are made] to enable the shareholders to make an informed choice.” TSC Indus. v. Northway, Inc., 426 U.S. 438, 448 (1976). CV-90 (06/04) CIVIL MINUTES - GENERAL Page 5 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 5 of 50 Page ID #:23142

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al Section 14(a) and Rule 14a–9 claims must satisfy the heightened pleading standard of the Private Securities Litigation Reform Act (“PSLRA”). N.Y.C. Emps.’ Ret. Sys. v. Jobs, 593 F.3d 1018, 1022 (9th Cir. 2010) (citation omitted), overruled in part on other grounds, Lacey v. Maricopa Cnty., 693 F.3d 896, 925 (9th Cir. 2012) (en banc). That standard requires plaintiffs to specify each statement they believe is misleading, why it is misleading, and all facts upon which their belief is formed, 15 U.S.C. § 78u-4(b)(1), and “state with particularity facts giving rise to a strong inference that the defendant acted with the required state of mind[,]” id. § 78u-4(b)(2)(A); see also Desaigoudar, 223 F.3d at 1022 (holding a Section 14(a) and Rule 14a-9 plaintiff must “demonstrate that the misstatement or omission was made with the requisite level of culpability” (citing TSC Indus., 426 U.S. at 444 & n.7). That required state of mind for Section 14(a) claims is negligence. In re McKesson HBOC, Inc. Secs. Lit., 126 F. Supp. 2d 1248, 1267 (N.D. Cal. 2000). Federal Rule of Civil Procedure 9(b)’s heightened pleading standard also “applies to all elements of a securities fraud action, including loss causation.”3 Or. Public Emp. Ret. Fund v. Apollo Grp. Inc., 774 F.3d 598, 605 (9th Cir. 2014). To state a claim a Section 14(a) and Rule 14a–9 plaintiff must establish that “(1) a proxy statement contained a material misrepresentation or omission which (2) caused the plaintiff injury and (3) that the proxy solicitation itself, rather than the particular defect in the solicitation materials, was an essential link in the accomplishment of the transaction.” N.Y.C. Emps.’ Ret. Sys., 593 F.3d at 1022; Mills v. Electric Auto-Lite Co., 396 U.S. 375, 385 (1970). Masimo asserts that each element of its Section 14(a) and Rule 14a-9 claim is satisfied. (Suppl. to Mot. at 15.) The Court disagrees. 1. Whether Politan’s Proxy Statements Contained Material Misrepresentations or Omissions Masimo argues the first element is satisfied because Politan’s proxy materials contain numerous false and misleading statements and omissions. (Id. at 16.) “In the 3 Rule 9(b) requires that “[i]n alleging fraud or mistake, a party must state with particularity the circumstances constituting fraud or mistake.” Fed. R. Civ. P. 9(b). CV-90 (06/04) CIVIL MINUTES - GENERAL Page 6 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 6 of 50 Page ID #:23143

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al securities fraud context, statements and omissions are actionably false or misleading if they ‘directly contradict what the defendant knew at that time.’” In re Facebook, Inc. Sec. Lit., 87 F.4th 934, 948 (9th Cir. 2023) (quoting Khoja v. Orexigen Therapeutics, Inc., 899 F.3d 988, 1008–09 (9th Cir. 2019)); see Weston Fam. P’Ship LLLP v. Twitter, Inc., 29 F.4th 611, 619 (9th Cir. 2022) (applying standard to claims under PSLRA). Alternatively, such statements are actionable when they “create an impression of a state of affairs that differs in a material way from the one that actually exists.” In re Facebook, 87 F.4th at 948 (quoting Brody v. Transitional Hosps. Corp., 280 F.3d 997, 1006 (9th Cir. 2002)); see also Desaigoudar, 223 F.3d at 1022 (finding for Section 14(a) and Rule 14a-9 claims, an omission of material fact is one “that makes any portion of the statement misleading.”). When a plaintiff alleges an opinion statement is false, she must plead both objective and subjective falsity, meaning that the plaintiff must allege “both that ‘the speaker did not hold the belief she professed’ and that the belief is objectively untrue.” In re Finjan Holdings., Inc., 58 F.4th 1048, 1056 (9th Cir. 2023) (citations omitted). “An omitted fact is material if there is a substantial likelihood that a reasonable shareholder would consider it important in deciding how to vote.” TSC Indus., 426 U.S. at 449. This standard contemplates “a showing of a substantial likelihood that, under all the circumstances, the omitted fact would have assumed actual significance in the deliberations of the reasonable shareholder,” or, stated differently, “there must be a substantial likelihood that the disclosure of the omitted fact would have been viewed by the reasonable investor as having significantly altered the ‘total mix’ of information made available.” Id. The nature of the present motion requires the Court to rule on certain factual disputes. Typically, however, the issue of materiality is a “mixed question of law and fact” that the Supreme Court has explained is rarely appropriate for a court to decide as a matter of law. TSC Indus., 426 U.S. at 450 (“Only if the established omissions are ‘so obviously important to an investor, that reasonable minds cannot differ on the question of materiality’ is the ultimate issue of materiality appropriately resolved ‘as a matter of law.’” (citations omitted)). Accordingly, the Court’s decisions on materiality are limited to Masimo’s present Motion for a preliminary injunction. Masimo cites six broad examples of allegedly false and misleading material statements and omissions. (Suppl. to Mot. at 16–25.) CV-90 (06/04) CIVIL MINUTES - GENERAL Page 7 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 7 of 50 Page ID #:23144

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al a. Politan Allegedly Failed to Disclose that it Secretly Identified and Recruited Confidential Witnesses to Undermine Masimo Masimo alleges that Koffey and Politan concealed their recruitment and payment of former Masimo employees to privately discuss the company’s performance during the second quarter of 2023. (Id. at 18.) Masimo believes these former employees were cited as “confidential witnesses” in a securities class action and derivative action, the filing of which Masimo contends Politan helped orchestrate. (Id. at 5–6, 18.) The basis for this contention is numerous requests by Koffey’s partner at Politan, Defendant Aaron Kapito (“Kapito”), to third-party companies that specialize in gathering intelligence on companies, often through interviewing former employees. (Id. at 4–5 (citing Declaration of Robert Ellison (“Ellison Decl.”), Dkt. No. 118-1, Exs. 26, 27, 29, 31, 32).4 Kapito specifically sought information from former Masimo employees that worked at the company during the last quarter of 2022 and first two quarters of 2023. (Ellison Decl., Ex. 26.) One of the third-party companies successfully found three former employees that had departed Masimo in early 2023. (Id., Ex. 29.) That company sent Kapito the contact information for , who had served as Territory Manager for Alternate Care, Great Lakes West, from June 2011 through April 2023. (Id., Ex. 31.) Kapito met with a few days later to discuss his knowledge of Masimo. (Id., Ex. 32.) Although the initial class action complaint was filed before these contacts took place, Masimo points out that less than four months after Kapito’s private discussions with and other former Masimo employees, the plaintiffs in the class action suit filed an amended complaint expanding the class period to cover last quarter of 2022 and first two quarters of 2023—the same period Kapito sought to focus his search for former employees on. (Suppl. to Mot. at 5.) The amended complaint added allegations citing unnamed former Masimo employees as the source of information. (Id. (citing Vazquez v. Masimo Corp., No. 23-1456 (S.D. Cal.), Dkt. No. 28.)) One of the employees cited matched ’s exact description, including his job title and years working at 4 Several of the exhibits included with Ellison’s Declaration are redacted or were submitted under seal, which the Court reviewed when preparing this Order. (See Dkt. No. 120.) CV-90 (06/04) CIVIL MINUTES - GENERAL Page 8 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 8 of 50 Page ID #:23145

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al Masimo. (Id. at 5–6 (citing Vazquez).) The plaintiffs in a derivative suit filed in May 2024 also cited the same former employees in their complaint. (Id. at 6 (citing Himmelberger v. Kiani, No. 24-00868 (S.D. Cal.), Dkt. No. 1).) Politan cited the class action lawsuit in a PowerPoint presentation it filed with the SEC that urges shareholders to vote for director candidates nominated by Politan to replace Masimo-supported Board members. (Ellison Decl., Ex. 113 at 68, 70.) A material omission from that presentation, according to Masimo, is the fact that Politan secretly recruited and paid the same former employees cited in the class action complaint to share potentially damaging information about the company. (Suppl. to Mot. at 18.) Thus, Masimo argues it was misleading to use these pending lawsuits as a reason to vote for Politan’s Board nominees without disclosing Politan’s contribution to the former employees’ perspectives being shared and used against the company. (Id.) In other words, Masimo asserts shareholders should know that Politan and Koffey were secretly recruiting witnesses that would be used in lawsuits to potentially harm Masimo. (Id.) The failure to reveal this information was a material omission from Politan’s proxy materials, which violates Section 14(a). (See id.) In response, Defendants argue that their use of third-party consultants is common practice for conducting due diligence on an investment and, more importantly, its use of these companies was “no secret.” (Opp’n at 15–16.) They assert Koffey told Micah Young, Masimo’s Executive Vice President and Chief Financial Officer, that Politan used consulting networks to better understand Masimo’s performance. (Id. at 16.) They also claim that Masimo was already aware of this because Politan produced communications with the consultants as part of the parties’ prior litigation in the Delaware Court of Chancery. (Id.) Defendants admit that Kapito, not Koffey, (Declaration of Aaron Kapito (“Kapito Decl.”), Dkt. No. 145 (redacted), 168 (unredacted) ¶ 20), spoke with for his perspective on Masimo’s decline in sales, but contend Masimo has produced no evidence that any individual Politan spoke to was actually a confidential witness in any case against Masimo, (Opp’n at 16). Moreover, they contend that even if was one of the confidential witnesses, the cited complaints refer to sixteen additional confidential witnesses, which negates the impact of ’s testimony. (Id. at 17.) Lastly, Defendants point to Politan’s amended proxy statement, dated August 30, 2024, that describes for shareholders Politan’s consultation with third-party consultants and interviews of former Masimo employees, to argue CV-90 (06/04) CIVIL MINUTES - GENERAL Page 9 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 9 of 50 Page ID #:23146

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al Masimo’s claim is moot. (Id. (citing Declaration of Michael Swartz (“Swartz Decl.”), Dkt. No. 143, Ex. 153).5 On the surface, Masimo appears to have a point. Politan does cite the pending class action lawsuits as part of its argument for why change is needed on Masimo’s Board. (Ellison Decl., Ex. 113, at 68.) If it did have a role in orchestrating the testimony of the confidential witnesses in those cases, failing to disclose that would certainly “create an impression of a state of affairs that differs in a material way from the one that actually exists.” In re Facebook, 87 F.4th at 948. However, Masimo fails to show that Politan actually facilitated the participation of the former Masimo employees it interviewed in the class action lawsuits. Nor does Masimo’s evidence indicate Politan’s efforts were designed to “dig[] up dirt” on Masimo. (Suppl. to Mot. at 18.) Rather, Masimo asks the Court to draw an inference of malcontent based on a series of inquiries by Politan that, from a neutral’s perspective, were the logical outgrowth of concerning financial results. Specifically, in light of Masimo’s drop in sales in the second quarter of 2023, (Swartz Decl., Ex. 91), it seems logical for one of its largest investors to conduct due diligence to try and find out more information. Therefore, Kapito’s requests to speak with former employees who worked at Masimo during that time, (Ellison Decl., Ex. 26; Kapito Decl. ¶¶ 10–21), appears more like the conduct of a responsible investor than one bent on smearing the company it invested in. However, in reply, Masimo contends there was nothing standard about Politan’s due diligence or its conversations with former Masimo employees. (Reply at 5.) It argues Koffey’s discussions with the third-party consultants, while a sitting member of Masimo’s Board, were both improper and a secret from his fellow Board members. (Id.) Moreover, Koffey’s firm was secretly talking with Masimo’s competitors during his tenure on the Board, which suggests a breach of his fiduciary duties. (Id.) Lastly, Masimo focuses on Politan’s efforts to speak with , a former employee, as evidence Politan to sought “harvest negative information to weaponize in the proxy 5 Like the Ellison Declaration, several of the exhibits included with Swartz’s Declaration are redacted or were submitted under seal. All unredacted versions of these exhibits were submitted later with approval of the Court. (Dkt. No. 161.) The Court reviewed the unredacted exhibits when preparing this Order. (See Dkt. Nos. 147, 172–186.) CV-90 (06/04) CIVIL MINUTES - GENERAL Page 10 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 10 of 50 Page ID #:23147

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al contest.” (Id. at 7.) In particular, it notes Politan’s proxy materials contained quotes from the class action litigation, including that Masimo had made false statements about ’s separation. (Id. at 6.) Masimo contends this shows Politan’s efforts to contact , and other former employees, was not solely to learn about Masimo’s financials, but to find potentially harmful material to include in the present proxy fight. (Id. at 7.) Putting the reasons for Politan’s conduct aside and accepting for sake of argument that Politan’s engagement with former Masimo employees is material, the Court fails to see how it can grant Masimo’s requested relief, at least for part of the alleged omissions. Masimo seeks to prohibit Defendants from voting any proxies solicited by them through false statements in violation of Section 14(a) or Rule 14a-9 “until corrective disclosures are made.” (Mot. at 2; Suppl. to Mot. at 30.) Politan disclosed and expressly described its actions, including interviewing former employees and Masimo’s competitors as part of its inquiry into the drop in sales. (Swartz Decl., Ex. 153, at 6.) It also revealed that informed Politan that he was unaware of “any channel stuffing” occurring at Masimo. (Id.) The amended disclosure additionally reveals that Koffey and Politan used the third-party consultants while serving on Masimo’s Board. (Id.) Politan disclosed all Masimo’s allegations, including the FAC, in its amended statement. (Id.) That Politan couched some of these admissions in language supporting their position should be no surprise as they are trying to win support from shareholders, nor does it take away from the fact that the disclosures were made. It is true that Politan did not concede in the amended filing that it was using the consultants to find “harmful” information about Masimo for the proxy fight. However, the Court is not convinced the evidence Masimo cites supports its allegation. At most, the evidence raises at least a serious question going to the merits of whether Defendants violated Section 14(a) when not disclosing it. See All. for the Wild Rockies, 632 F.3d at 1134–35. In general, however, Politan has already disclosed many of the omissions Masimo contends were missing. Therefore, if “a reasonable shareholder would consider [these omissions] important in deciding how to vote,” TSC Indus., 426 U.S. at 449, they have been provided the information. Thus, outside potentially Masimo’s allegation about Politan’s intent to harmful information about Masimo for the proxy fight, Politan has mooted any basis for a Section 14(a) claim based on its work with third-party consultants. CV-90 (06/04) CIVIL MINUTES - GENERAL Page 11 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 11 of 50 Page ID #:23148

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al b. Politan’s Alleged Section 13(d) Violations Masimo alleges that Politan violated Section 13(d) of the Act because it failed to inform the market of its intent to take control of Masimo or the source of the funds for that takeover attempt. (Suppl. to Mot. at 18.) Specifically, Masimo asserts Politan, when filing its required Schedule 13D after acquiring more than 5% of Masimo stock, see 17 C.F.R. § 240.13d-1, concealed its planned takeover bid of Masimo, (id.). Politan filed the relevant Schedule 13D on August 16, 2022. (Ellison Decl., Ex. 7, at 9.) Yet, Politan was actively raising funds and charting a plan to takeover Masimo as early as June 2022, as revealed by an internal PowerPoint presentation from that time. (Id., Ex. 4.) Masimo contends that these alleged violations of Section 13(d) can serve as a basis for a Section 14(a) claim. (Suppl. to Mot. at 18.) Therefore, Politan’s misrepresentations and omission of material information from its Schedule 13D filings further support a finding that Masimo will be successful on the merits. (See id. at 18–20.) Defendants argue that whether Masimo will be successful on its Section 13(d) claim is irrelevant because Masimo only moved for injunctive relief under its Section 14(a) claim. (Opp’n at 32.) Additionally, it disputes that the June 2022 presentation expressed Politan’s intent to take over Masimo; on the contrary, it was simply laying out potential options. (Id.) Moreover, they assert Politan has released numerous amendments to its Schedule 13D that disclose its intent to nominate candidates to Masimo’s Board. (Id. at 33.) The Court finds Masimo’s Section 13(d) claim is not a sufficient ground for injunctive relief under Section 14(a). First, the only authority Masimo cites for using Schedule 13D filings as the basis for a Section 14(a) claim is a twenty-five year old out-of-circuit district court case.6 (Suppl. to Mot. at 18–19.) The Court does not find that 6 Nor does Masimo provide any additional authority to support this conclusion in the Reply. Its reliance on Allergan, Inc. v. Valeant Pharm. Int’l, Inc., No. SACV 14–1214, 2014 WL 5604539, at *18–19 (C.D. Cal. Nov. 4, 2014), is misplaced as that injunction was not issued on the basis of a Section 13(e) claim as it contends, (Reply at 11). CV-90 (06/04) CIVIL MINUTES - GENERAL Page 12 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 12 of 50 Page ID #:23149

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al authority persuasive enough to proceed on those grounds here. That aside, the Court agrees with Politan that the June 2022 presentation does not show an intent to take over Masimo, as Masimo alleges. While section three of the presentation is titled “Clear Path to Board Seats and Stewardship,” (Ellison Decl, Ex. 4, at 32), the ensuing slides do not layout a plan to “take control.” Rather, they elaborate on Masimo’s “under performance,” Board election protocols, and indicate a plan to discuss “multiple options to drive change.” (Id. at 37.) While nominating candidates for Masimo’s Board may have been one of these options, the presentation does not sufficiently show Politan’s intent to “take over” Masimo. Lastly, the Court fails to see how alleged omissions from Politan’s 2022 Schedule 13D is material to the current proxy fight. Politan has filed numerous amendments to its Schedule 13D, in which it expresses its intent to nominate candidates for Masimo’s Board. (Swartz Decl., Exs. 186, 187.) Therefore, shareholders have been fully appraised of Politan’s intent to obtain Board seats and can consider it in “deciding how to vote.” See TSC Indus., 426 U.S. at 449. Thus, Politan not only has disclosed Masimo’s allegations in updated materials, which courts have found is enough to satisfy Section 13(d), see Nano Dimension, 102 F.4th at 141 (holding that amended Schedule 13D filings merely disclosing the possibility of a disputed fact satisfy Section 13(d)’s requirements), but they have made their intent to serve on Masimo’s Board known since at least September 2022, (Swartz Decl., Ex. 186 (“Koffey expressed his interest in obtaining representation on [Masimo’s] board of directors [to Kiani].”)). In other words, the “total mix” of information available is sufficient to allow shareholders to reach their own conclusions. See TSC Indus., 426 U.S. at 449. This does not rule out the possibility that Masimo will succeed on its Section 13(d) claim on the merits; however, that is not at issue here. The question is whether Politan’s alleged omissions from its Schedule 13D in 2022 are material to the impending shareholder vote. The Court finds the answer to the latter issue is no based on the reasons discussed above. c. Misrepresenting Why Masimo’s Proposed Spin-Off of the Consumer Products Business Failed Masimo claims that Koffey deliberately undermined the potential spin-off of Masimo’s consumer products business, “a potential value-maximizing deal” for Masimo CV-90 (06/04) CIVIL MINUTES - GENERAL Page 13 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 13 of 50 Page ID #:23150

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al shareholders, for the purpose of aiding his position in the present proxy fight. (Suppl. to Mot. at 21.) It points to the following series of events as evidence of Koffey’s alleged efforts. Kiani and Koffey met on January 29, 2024, to discuss a proposes spin-off of the consumer products business. (Ellison Decl., Ex. 92 (“Kiani Dep.”), 122:6–14.) Koffey proposed Kiani take control of the spun-off company, which would trigger a “change-in-control payment” for Kiani. This would also enable Koffey and Politan to assume control of Masimo. (Id. 122:25–123:16.) The next day, Koffey presented Kiani with a proposed term sheet memorializing this arrangement. (Id. 123:20–23; 124:11–13; 125:7–22; Ellison Decl., Ex. 54, at 486.) Attorneys for Koffey and Kiani exchanged more detailed versions of the proposed term sheet on February 1 and 3, 2024. (Ellison Decl., Exs. 38, 54.) Several directors of Masimo met with Koffey on February 12, 2024, where Koffey explained the terms of the agreement. (Declaration of Craig Reynolds (“Reynolds Decl.”), Dkt. No. 118-10 ¶ 5.) The terms described by Koffey were substantively the same as those Kiani described to director Craig Reynolds on January 29, 2024. (Id.) Koffey and Kiani presented their agreement to the Board the next day and the terms, once again, were the same as previously discussed. (Id. ¶ 6; Ellison Decl., Exs. 42, 88; Kiani Dep. 146:4–147:7.) The Board agreed to form a “special committee” (the “Committee”) comprised of Koffey, Brennan, Reynolds, and Rolf Classon, to evaluate the potential spin-off. (Ellison Decl., Ex. 42; Reynolds Decl. ¶ 6.) After the Committee was formed, Koffey began to move away from the terms for the spin-off that he previously discussed with Kiani to reduce the latter’s leverage in making the deal. (Ellison Decl., Ex. 51.) Koffey recommended selecting Sullivan & Cromwell and Centerview as the Committee’s advisors, which at least Reynolds agreed to. (Reynolds Decl. ¶ 7; Kiani Dep. 187:12–20.) Next, Koffey “pushed for a more expansive role” for himself and the Committee. (Reynolds Decl. ¶8; Kiani Dep. 154:2-156:11.) Koffey then inserted himself as a filter between the special advisors hired to assist the Committee, including reviewing and revising communications and the proposed new term sheet for the spin-off. (Ellison Decl., Exs. 46, 49.) The advisors allegedly made changes reflecting Koffey’s sole input and sought his further approval before distributing it to the full Committee. (Id., Ex. 52.) The Committee received the revised term sheet on March 10, 2024. (Reynolds Decl. ¶ 9.) CV-90 (06/04) CIVIL MINUTES - GENERAL Page 14 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 14 of 50 Page ID #:23151

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al The changes made in the revised term sheet caused Reynolds and Classon concern because it did not reflect the terms discussed at the February 13 Board meeting. (Id.; Ellison Decl., Ex. 88.) Koffey insisted the terms were consistent with what he discussed with Kiani. (Reynolds Decl. ¶ 10.) Reynolds and Classon agreed to forward Kiani the revised term sheet on the condition that Koffey call Kiani first to preview the terms. (Id.) Koffey did call, but emphasized to Kiani that any changes were minimal and the Committee unanimously came up with them. (Ellison Decl., Ex. 53; Kiani Dep.181:17–182:15.) After receiving the revised term sheet and speaking with Koffey, Kiani contacted Reynolds and Classon to express his concern about the revised terms and how they differed from the earlier proposal. (Reynolds Decl. ¶ 11; Kiani Dep. 173:5–17.) At this time, it became apparent that Koffey never distributed the term sheet exchanged between himself and Kiani (and counsel) in early February to the Committee. (Kiani Dep. 173:8–17; Ellison Decl., Ex. 93 (“Brennan Dep.”), 53:1–4, 57:4–9; Reynolds Decl. ¶ 11.) Kiani sent the term sheet exchanged with Koffey in early February to Reynolds and Classon, (Reynolds Decl. ¶ 11), and tried to salvage the spin-off with Koffey, (Kiani Dep. 184:21–185:1). Koffey was unresponsive. (Id.) Masimo argues that Politan falsely portrays this series of events in their Proxy materials. (Suppl. to Mot. at 12.) Specifically, Masimo contends Politan makes the following false or misleading statements based off the facts it cites above. First, that the term sheet sent to Kiani by the Committee was unanimously agreed upon by all Committee members and reflected their “independent position,” while “reject[ing]” those proposed by Kiani. (Ellison Decl., Ex. 84, at 11.) Next, that the proposed spin-off of Masimo’s consumer products business was Kiani’s idea, and that Kiani “significantly expanded” his positions in the proposed spin-off in his February 3 correspondence with Koffey. (Id. at 10–11.) In addition, Politan claims the Committee “unanimously” agreed to the appointment of its special advisors. (Id.) These statements, according to Masimo, do not reveal Koffey’s manipulation of the Committee and the revised term sheet to effectively undermine the spin-off process. (Suppl. to Mot. at 21.) Thus, it claims Politan’s proxy materials are misleading and prevent shareholders from being fully informed about the events surrounding the failed spin-off. (See id.) The Court will assess whether Politan’s statements were false or omissions in segments based roughly on Masimo’s allegations. CV-90 (06/04) CIVIL MINUTES - GENERAL Page 15 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 15 of 50 Page ID #:23152

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al i. Who Proposed the Deal and What the Initial Terms Stated Defendants contend the evidence shows that the spin-off and its terms were indeed Kiani’s idea and not Koffey’s. (Opp’n at 17.) Specifically, they cite Kiani’s interview on television where he takes credit for the spin-off idea. (Swartz Decl., Ex. 179 (“First of all, I went to Quentin who was the second board member I went to in January to say maybe we ought to do a spin.”).) They also reference a proposed press release by Masimo that states “Quentin Koffey has been a key part of the discussions concerning the separation dating back to January when Joe Kiani brought the idea to him before introducing it to the rest of the board.” (Swartz Decl., Ex. 16.) Relatedly, Defendants dispute that it was Koffey who proposed Kiani receive a supermajority voting stock in the spun-off company and payout as part of his departure from Masimo. (Opp’n at 18.) In particular, they point to Kiani’s attorney’s proposed changes to the tentative term sheet on February 3 that raised these terms for the first time. (Swartz Decl., Ex. 20.) At this stage, the Court cannot definitively conclude that Politan’s statements about who proposed the terms of the initial spin-off deal and what the terms contained after Kiani and Koffey’s initial are false. Defendants cite evidence that shows Kiani initially proposed the spin-off deal. Moreover, while Masimo may disagree with the Politan’s framing of Kiani’s suggested terms for the deal, the evidence shows that he indeed did confirm and update his “special payment” for departing Masimo and the proportion of stock he would receive in the new company. (Swartz Decl., Ex. 20.) Therefore, Politan’s statements about these matters do not appear to “directly contradict” what it knew at the time it issued its proxy materials. See In re Facebook, 87 F.4th at 948. Therefore, the Court finds Masimo is unlikely to succeed on the merits of its Section 14(a) claim on these grounds. See N.Y.C. Emps.’ Ret. Sys., 593 F.3d at 1022. ii. Koffey’s Control of the Committee Defendants argue Masimo’s allegation that Politan failed to disclose the extent of Koffey’s control of the Committee is baseless because the evidence shows Masimo is exaggerating Koffey’s level of control. (Opp’n at 18.) First, they dispute that Koffey “insisted on selecting” Sullivan & Cromwell and Centerview as the Committee’s advisors. (Id. at 19.) They cite evidence that shows the Committee’s members were briefed by a number of potential advisors and ultimately voted to select Sullivan & CV-90 (06/04) CIVIL MINUTES - GENERAL Page 16 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 16 of 50 Page ID #:23153

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al Cromwell and Centerview. (Swartz Decl., Exs. 29, 176.) Next, Defendants assert that Koffey did not seek to expand his powers, but in fact had the support of the Board to “explore and evaluate not only the contemplated spin-off transaction, but also any potential alternatives.” (Opp’n at 19 (citing Swartz Decl., Ex. 56).) Defendants also dispute that Koffey “withheld” the term sheet that he and Kiani agreed to in February from the Committee. (Id. at 20.) They assert that Koffey sent the term sheets to Sullivan & Cromwell and Centerview and “did not restrict” its use in any manner. (Id.) They also contend that Koffey was not filtering communications between Sullivan & Cromwell and Centerview and the Committee, but was simply following “standard practice” that was “necessary to facilitate a fast-moving negotiation process.” (Id.) Nor is Masimo correct, according to Defendants, when it claims that the term sheet the Committee proposed to the full Board did not reflect the Committee’s “independent position.” (Id.) Instead, they assert that Sullivan & Cromwell and Centerview conducted an independent analysis of the potential spin-off and advised the Committee of their recommendations, which culminated in the revised term sheet that was provided to Kiani. (Id.) Starting with the selection of Sullivan & Cromwell and Centerview as the Committee’s advisors, the Court finds the evidence in the record does not support Masimo’s claim that Defendants made a material omission about how that selection occurred. Its primary evidence for this claim is the testimony of Reynolds (and Kiani’s understanding of what happened as relayed to him by Reynolds), who acknowledges that “he did not have strong feelings and agreed to [the] choice” of Sullivan & Cromwell and Centerview. (Reynolds Decl. ¶ 7.) Plus, the evidence submitted by Defendants shows that the Committee received presentations from multiple advisors before making its selection of Sullivan & Cromwell and Centerview. (Swartz Decl., Exs. 29; id. Ex. 176, at 55:14–56:5.) This evidence suggests that Koffey “insist[ence]” on Sullivan & Cromwell and Centerview, even if true, is not material because the selection was made by the whole Committee after considering numerous candidates. Simply put, the Court fails to see “a substantial likelihood that the disclosure of the [Koffey’s insistence] would have been viewed by the reasonable investor as having significantly altered the ‘total mix’ of information made available.” TSC Indus., 426 U.S. at 449. Similarly, it is not clear from the record that Koffey attempted to expand his powers on the Committee to craft a term sheet that he knew would be unviable, as CV-90 (06/04) CIVIL MINUTES - GENERAL Page 17 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 17 of 50 Page ID #:23154

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al Masimo alleges. (Suppl. to Mot. at 21.) While Reynolds and Kiani insist that Koffey overstepped the purpose of the Committee, (Reynolds Decl. ¶8; Kiani Dep. 154:2-156:11), the Board’s resolution establishing the Committee clearly states that it was in the “best interests” of Masimo and its shareholders “to delegate to the Special Committee the full power and authority of the board to explore and evaluate the [separation of Masimo’s non-healthcare consumer products business] and potential alternatives to that [separation].” (Swartz Decl., Ex. 56, at A-2.) Although Koffey’s conduct while chairing the Committee went beyond Reynolds and Kiani’s understanding of the Committee’s purpose, the record indicates it was within the bounds of the authority given to the Committee by the Board. (See id.) Therefore, the Court finds Masimo has not shown that the internal workings of the Committee, operating under the authority granted to it by the Board, would have been viewed by the reasonable investor as having significantly altered the ‘total mix’ of information made available.” TSC Indus., 426 U.S. at 449. It is the outcome of the Committee’s work that appears material to Masimo’s claim, which the Court turns to now. Defendants fail to adequately dispute that Koffey never provided the other Committee members with the term sheet exchanged between himself and Kiani (and counsel) in early February 2024. While he may have provided it to Sullivan & Cromwell and Centerview, (Swartz Decl., Exs. 19, 20), his failure to provide the base document for what the Committee was supposed to evaluating may have inhibited the Committee’s work. Indeed, Masimo’s evidence indicates that the Committee’s work may have taken a different direction if its members were aware of the original draft term sheet from the start. (See Reynolds Decl. ¶ 9; Ellison Decl., Ex. 88.) The Committee’s failure to have the original term sheet before it made its recommendation to the Board on March 11, likely would be viewed by a reasonable investor as having significantly alter[ing] the ‘total mix’ of information made available.” TSC Indus., 426 U.S. at 449. However, Politan issued a supplemental proxy statement on September 9, 2024, that states: Mr. Koffey provided the Initial Term Sheets to . . . Sullivan & Cromwell and Centerview. Centerview advised the Special Committee members they should focus on what each member felt was in stockholders’ best interests, without regard to the prior proposed term sheets. Accordingly, Mr. Koffey CV-90 (06/04) CIVIL MINUTES - GENERAL Page 18 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 18 of 50 Page ID #:23155

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al did not distribute the Initial Term Sheets to the other members of the Special Committee. (Swartz Decl. II, Ex. 1, at 4.) The Court finds this disclosure adequately addresses Masimo’s concern that Politan’s mislead shareholders because “a reasonable shareholder [who] would consider [Koffey’s failure to share the term sheet with the Committee] important in deciding how to vote,” TSC Indus., 426 U.S. at 449, has been informed of Koffey’s failure to do so. Thus, Politan has mooted any basis for a Section 14(a) claim on the basis that Koffey misled shareholders when not disclosing he did not provide the Committee with the proposed term sheet. Moreover, this indicates Politan’s statement that the Committee “rejected” the terms Kiani proposed is false because Politan knew when it issued its proxy materials that some Committee members had never seen the Kiani’s proposed term sheet before submitting the Committee’s recommendation to the Board. See In re Facebook, 87 F.4th at 948. Nonetheless, this indication is overcome by other evidence. Although the Committee members were never provided the term sheet exchanged between Koffey and Kiani, they were made aware of the proposed terms. For example, the minutes of the February 13, 2024, Board meeting show a lengthy discussion about the potential spin-off occurred, including Koffey providing “an overview of the agreement he and Mr. Kiani had reached.” (Ellison Decl., Ex. 41, at 4.) The declaration of Craig Reynolds also illustrates that Committee members were aware of the proposed terms. He testified that “[o]n February 12, 2024, I had dinner with Koffey and Rolf Classon before the Masimo Board meeting the next day. During dinner, we discussed the proposed terms of the spin-off transaction.” (Reynolds Decl. ¶ 5.) He further testified that, at the February 13, 2024 Board meeting, “Kiani reiterated that he and Koffey had come to an agreement on the material terms of the proposed spinoff. Koffey then presented the material terms, and those terms were consistent with the terms I discussed with Kiani on January 29, and Koffey on February 12.” (Id. ¶ 6.) He demonstrated his knowledge of the proposed terms when he “expressed concern that these [the revised terms sheet was] inconsistent with the agreement discussed at the February 13, 2024 Board meeting.” (Id. ¶ 9.) Additional evidence also shows Committee members, even without being provided the term sheet, comprehended the proposed terms of the spin-off. (See Declaration of Najeeb Ali (“Ali Decl.”), Dkt. No. 164 ¶ 11 (“At the meetings, the Special Committee asked Centerview whether assigning ownership of, or licensing, the Company's intellectual property to the spun-off entity, as had been detailed in the term sheet Kiani CV-90 (06/04) CIVIL MINUTES - GENERAL Page 19 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 19 of 50 Page ID #:23156

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al had returned to Koffey, would risk creating a valuation overhang on the Company.” (emphasis added)); Swartz Decl., Ex. 173, 179:7–13 (Kiani testifying Reynolds and Classon told him revised term sheet did not reflect terms discussed at February 13 Board meeting)). Accordingly, the evidence ultimately does not support a finding that Politan’s statement that the Committee “rejected” the terms Kiani proposed is false because it did not “directly contradict” what Politan knew when it issued its proxy materials. See In re Facebook, 87 F.4th at 948. It was reasonable, based on the evidence, for Politan to conclude that the Committee’s did not accept Kiani’s proposed terms when it sent him the revised term sheet on March 11, 2024. Whether Politan’s falsely claimed that the Committee’s recommendation to the Board was “independent” is a close issue. On the one hand, Koffey’s correspondence with Sullivan & Cromwell, in particular, suggests that he directly influenced and controlled what would become the Committee’s revised term sheet. (Ellison Decl., Ex. 46) This included Sullivan & Cromwell seeking his personal edits of the revised term sheet the day before Sullivan & Cromwell sent it to the rest of the Committee. (Id., Exs. 49, 52.) On the other hand, Centerview partner Najeeb Ali testified that the firm “conducted an independent analysis of the benefits and issues involved” in the potential spin-off, including speaking with Micah Young and other members of Masimo’s management team multiple times. (Ali Decl. ¶ 8.) Based on this independent analysis, Centerview advised the Committee on what it considered the best available options for pursuing the spin-off. (Id. ¶ 9.) Both Sullivan & Cromwell and Centerview also conducted several meetings with all members of the Committee between the time it was created and when the revised term sheet was sent to Kiani on March 11, 2024. (Schultz Decl., Ex. 112.) Thus, in short, while some evidence suggests Koffey’s influence over the proposed term sheet was greater than that of other Committee members, other evidence indicates that those members took part in numerous discussions with the Committee’s advisors about their independent analyses and their suggestions for the revised term sheet. Consequently, the Court cannot say that Politan’s statement “directly contradict[ed]” what is knew at the time is issued its proxy materials. See In re Facebook, 87 F.4th at 948. iii. Whether the Committee was in Unanimous Agreement When Sending Kiani the Proposed Term Sheet CV-90 (06/04) CIVIL MINUTES - GENERAL Page 20 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 20 of 50 Page ID #:23157

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al Defendants also contend that its statement that the Committee “unanimously agreed to send the revised term sheet” to Kiani is not false. (Opp’n at 21.) For support, they point to the minutes of the Committee’s meeting on March 11, 2024, which reflect this unanimity. (Id.) Defendants further argue that Masimo essentially concedes that this statement is true because its evidence to the contrary only shows some initial reluctance by Committee members to send the revised term sheet. (Id.) Yet, that same evidence also demonstrates that the decision was ultimately unanimous. (Id.) The Court concludes that Politan’s statement is not false because it does not “create an impression of a state of affairs that differs in a material way from the one that actually exist[ed].” In re Facebook, 87 F.4th at 948. The Committee minutes Defendants cite, although only “draft[s],” do reflect that the Committee unanimously agreed to send the term sheet to Kiani, which would include revisions to reflect the Committee’s comments at the March 11 meeting. (Swartz Decl., Exs. 26, 36.) Ali, who was in attendance, also testified that the Committee unanimously agreed to send the revised term sheet to Kiani. (Ali Decl. ¶ 13.) Although Reynolds testified that his and Classon’s acquiescence to the Committee sending the term sheet to Kiani was based on Koffey’s false assurances and promise to call Kiani to preview the terms, (Reynolds Decl. ¶ 10), this does not alter the state of affairs in a material way. It is undisputed, including by Reynolds himself, that the Committee unanimously agreed to send Kiani the revised term sheet. His assertions about conditional agreements do not alter that fact. These purported conditions go more to the issue of whether the Committee agreed to reject Kiani’s terms, not whether they agreed to send revised term sheet. As discussed above, the Court agrees that it was false for Politan to say the Committee unanimously rejected Kiani’s proposed terms. However, the Court cannot say the same regarding the decision to send the term sheet. Accordingly, Politan’s statement does not provide a basis for a Section 14(a) claim. See N.Y.C. Emps.’ Ret. Sys., 593 F.3d at 1022. d. Misrepresenting a Potential Joint Third-Party Venture for the Consumer Products Business Masimo also alleges that Politan’s proxy materials fail to disclose and misrepresent Politan and Koffey’s work to delay and prevent a prospective joint third-party venture of the company’s consumer business. (Suppl. to Mot. at 21.) The background leading to these alleged falsities began on March 2024, when third-party investor indicated to Masimo that it would be interested in confidentially exploring CV-90 (06/04) CIVIL MINUTES - GENERAL Page 21 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 21 of 50 Page ID #:23158

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al a potential partnership. (Ellison Decl., Exs. 48, 56.) Masimo’s Board convened on March 22, 2024, where it “authorized management to evaluate the separation of the Company’s consumer business and issue a press release after the Meeting to announce the evaluation.” (Id., Ex. 58.) A press release issued that same day. (Id., Ex. 59.) This evaluation was separate and unrelated to the Committee’s work that was, at that time, still evaluating a potential spin-off of the consumer products business. (See id., Ex. 58.) Koffey contacted the William Jellison and Darlene Solomon (“Politan’s Nominees”) that same day to finalize Politan’s intended announcement of their nomination. (Id., Exs. 60, 61.) Politan announced its Nominees for the 2024 annual meeting before trading hours opened on Monday, March 25, 2024, the first business day following the March 22 Board meeting. (Id., Ex. 67.) Although it is unclear what impact these two announcements had, Masimo’s stock price increased 14% in after-hours trading following Masimo’s press release on March 22, but dropped 9% on March 25, the day Politan announced its nominees. (Id., Ex. 68.) In response to the proposed agenda for the upcoming April 30, 2024, Board meeting, Koffey asked that the Board “vote to resolve that [Masimo] will not enter into any binding agreements relating to the separation and/or [joint-venture] of the consumer business before the conclusion of the 2024 annual meeting of shareholders.” (Id., Ex. 72.) At the April 30, 2024, meeting, Kiani provided the Board, including Koffey, additional details about the potential joint-venture with , including ’s valuation of the assets proposed by Masimo to be part of the joint-venture, but not identity. (Id., Ex. 73.) The Board also considered Koffey’s request to delay any binding agreements until after the 2024 annual meeting, but declined to adopt his proposal. (Id.) On May 8, 2024, at ’s request, Kiani asked all Board members to sign a non-disclosure agreement (“NDA”) agreeing not disclose ’s identity while discussions about the joint-venture were ongoing. (Id., Ex. 77.) The basis for this request was ’s concern about Masimo’s divided Board, notably Politan’s membership, and the possibility that Koffey or Brennan would leak ’s name “in order to stifle the potential transaction in advance” of the 2024 annual meeting. (Declaration of Bilal Mushin (“Mushin Decl.”), Dkt. No. 118-11 ¶¶ 3–4.) In the same e-mail, Kiani disclosed he had signed a non-binding term sheet with . (Ellison Decl., Ex. 77.) Koffey and Brennan responded within hours and both refused to sign the NDA and asked to see the non-binding term sheet related to the joint-venture. (Id.) Also on May 8, Kiani asked CV-90 (06/04) CIVIL MINUTES - GENERAL Page 22 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 22 of 50 Page ID #:23159

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al the Board to meet the following week to discuss the potential joint-venture. (Id., Ex. 79.) Within hours of receiving Kiani’s request, Koffey sent Masimo a demand letter seeking to inspect Masimo’s books and records related to the potential joint-venture. (Id., Ex. 78.) He publicized his demand letter the same day, May 8, 2024. (Id., Ex. 75.) On May 13, 2024, all Board members were sent, in preparation for a May 16, 2024, Board meeting, seventy-five pages worth of material related to the potential joint-venture. (Id., Ex. 80.) These materials included ’s name and the non-binding term sheet. (Id.) Masimo contends Politan’s proxy materials falsely portray these events in violation of Section 14(a). (Suppl. to Mot. at 21–22.) Specifically, Politan’s proxy materials state that Kiani refused to disclose the ’s identity until Koffey sent his demand letter on May 8, 2024. (Ellison Decl., Ex. 84, at 13.) Masimo argues this is false because Kiani asked Board members, including Koffey and Brennan, to sign the NDA and, after they refused, asked the Board to convene the following week to discuss the potential joint-venture. (Suppl. to Mot. at 22.) Only after Kiani’s requested the meeting did Koffey send his demand letter to Masimo. (Id.) Therefore, Masimo argues Politan’s statement is misleading because Kiani never refused to disclose the information; rather, he deferred doing so until the next Board meeting. (See id.) Koffey’s demand letter, arriving later, had no effect on Kiani’s decisionmaking. (See id.) Relatedly, Masimo asserts that Politan’s claim that the Board was not provided with ’s name until May 16, 2024, (Ellison Decl., Ex. 86, at 12), is false because Board members were provided that information on May 13, 2024, (Suppl. to Mot. at 22.) In addition, Politan’s proxy materials claim that Kiani signed a term sheet with “without providing any information to the Board.” (Ellison Decl., Ex. 89, at 15.) Masimo points out that Kiani provided the Board, including Koffey, additional details about the potential joint-venture with , including ’s valuation of the assets proposed by Masimo to be part of the joint-venture at the April 30, 2024, Board meeting. (Suppl. to Mot. at 22 (citing Ellison Decl., Ex. 73).) Thus, when Kiani signed the non-binding term sheet with on May 7, 2024, the Board had information about the potential joint-venture and Politan’s statements to the contrary are false. (Id.) Lastly, Politan’s proxy materials aver that Kiani intends to be the Chairman of the new entity that arises out of the joint-venture. (Ellison Decl., Ex. 87, at 6.) Masimo argues this is incorrect because the non-binding term sheet with specifically states .. (Suppl. to Mot. at 22 (citing Ellison Decl., Ex. 80).) CV-90 (06/04) CIVIL MINUTES - GENERAL Page 23 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 23 of 50 Page ID #:23160

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al The Court will analyze these allegations in turn. i. Whether Masimo Refused to Disclosed ’s Identity Before Koffey Demanded It Defendants contend that Masimo’s attempts to change the timeline surrounding the disclosure of identity does not show Politan’s proxy statements were false. (Opp’n at 22.) They assert the evidence shows that after Koffey and Brennan refused to sign the NDA, Kiani only asked the Board to meet the following week, but did not definitively state he would reveal identity at that meeting. (Id.) Moreover, they argue this does not change the fact that Masimo did not reveal identity to the Koffey and Brennan until the preparatory material for the May 16, 2024, Board meeting were sent out on May 13, 2024, days after Koffey sent his demand letter.7 (Id.) Defendants also claim that Kiani shared identity with every Board member but Koffey and Brennan weeks before finally revealing it to the latter two, which shows his intent to purposely conceal it until Koffey sent his demand letter. (Id. at 23.) The Court finds Defendants’ argument more persuasive. Whatever Kiani’s intent in scheduling the May 16 Board meeting, the timeline is unaffected. Koffey sent his demand letter on May 8, 2024. (Ellison Decl., Ex. 78.) In fact, Koffey demanded to know identify in an email earlier on May 8, before Kiani sought to schedule a Board meeting. (Id., Ex. 77.) Any argument that Kiani did not “refuse” to disclose identity to Koffey and Brennan until May 13 is undermined by the evidence showing he shared the non-binding term sheet with the other Board members on April 19, 2024. (Swartz Decl., Ex. 43.) Thus, while other Board members knew identify weeks before May 13, Kiani kept Koffey and Brennan’s in the dark until Koffey made his formal demand. Accordingly, Politan’s statement is not false because it 7 Masimo also argues it was false for Politan’s proxy materials to state that the Board did not receive identity until May 16, 2024. (Suppl. to Mot. at 22.) Defendants concede this point, but contend it is moot because Politan released amended proxy materials acknowledging that the Board was provided identity on May 13, 2024. (Opp’n at 24.) The Court agrees. Politan explicitly recognizes its error and revised its statement to state the Board received the information for the first time on May 13, 2024. (Swartz Decl., Ex. 153, at 6.) Therefore, the Court cannot grant Masimo’s requested relief regarding this statement because the corrected disclosure was already made. Accordingly, Masimo’s request on these grounds is moot. CV-90 (06/04) CIVIL MINUTES - GENERAL Page 24 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 24 of 50 Page ID #:23161

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al neither “directly contradict[ed]” what Politan knew at the time it released it, nor did it “create an impression of a state of affairs that differs in a material way from the one that actually exists.” In re Facebook, 87 F.4th at 948. Consequently, Politan’s statement on this matter does not provide a basis for a Section 14(a) claim. See N.Y.C. Emps.’ Ret. Sys., 593 F.3d at 1022. ii. Whether Kiani Signed the Joint-Venture Term Sheet Without Providing “Any Information” to the Board Defendants next argue that Kiani signed the non-binding term sheet with on May 7, 2024, before Koffey and Brennan even knew identity or had an opportunity to review the term sheet. (Opp’n at 23.) They concede that Kiani provided an outline of decision making principles regarding the separation of Masimo’s consumer business on April 30, 2024, but contend he did not disclose specific terms or any concrete information related to the term sheet. (Id.) Politan’s full statement in its proxy materials is “[t]he Company does not deny that Mr. Kiani entered into a confidentiality agreement with a JV counterparty without informing the Board nor that he signed a term sheet with the counterparty without providing any information to the Board, not even the name of the counterparty.” (Ellison Decl., Ex. 89, at 15.) The evidence shows that Kiani provided at least some details about the joint-venture at the April 30, 2024, Board meeting. (Id., Ex. 73.) While Defendants point to the presentation that was made, they overlook the minutes of the meeting that state Kiani “reviewed key terms being discussed with the potential joint-venture partner, including the joint-venture partner’s valuation of the assets proposed . . . by [Masimo]” to be part of the joint-venture. (Id.) Thus, Politan may have been unsatisfied with the amount of information provided to it before Kiani signed the term sheet, but the record does not reflect its claim that the Board did not receive “any information” about the joint-venture. Therefore, the Court finds Politan’s statement “directly contradict[ed]” what it knew when its proxy presentation was released in July 2024. See In re Facebook, 87 F.4th at 948. In other words, it was false. The Court, however, is not convinced this statement is material. Considering the “total mix” of information available to shareholders, Masimo has not shown that Politan’s misleading statement had a “substantial likelihood” of “assum[ing] actual significance” in the mind of a reasonable shareholder. See TSC Indus., 426 U.S. at 449. CV-90 (06/04) CIVIL MINUTES - GENERAL Page 25 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 25 of 50 Page ID #:23162

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al While Politan’s statement may be inaccurate, it does not change the fact that Kiani signed the term sheet with without first sharing it with the full Masimo Board. (Swartz Decl., Exs. 43, 45; Ellison Decl., Ex. 80.) From the Court’s perspective, a reasonable shareholder would be more concerned with Kiani signing a term sheet, albeit a non-binding one, with a potential joint-venture partner without consulting Masimo’s complete Board. Accordingly, the Court finds Politan’s false statement was not material to the information available to shareholders and, consequently, does not provide a basis for a Section 14(a) claim, at least at the preliminary injunction stage. See N.Y.C. Emps.’ Ret. Sys., 593 F.3d at 1022. In addition, Politan issued a supplemental proxy statement on September 9, 2024, that “revises the phrase ‘any information’ . . . to ‘what Mr. Koffey believed to be any adequate information.’” (Declaration of Michael Swartz (“Swartz Decl. II”), Dkt. No. 193, Ex. 1, at 4.) The Court finds this disclosure adequately addresses Masimo’s concern that Politan’s previous statement was misleading because “a reasonable shareholder [who] would consider [the statement] important in deciding how to vote,” TSC Indus., 426 U.S. at 449, now has the updated information. Thus, Politan has mooted any basis for a Section 14(a) claim on these grounds.8 iii. Whether Kiani Intended to be Chairman of the Joint-Venture Entity Defendants argue it was not false to say Kiani intended to be chairman of the joint-venture company because Masimo’s internal documents and public statements confirmed that was the plan. (Opp’n at 24.) They specifically point to a newspaper article from March 25, 2024, that discussed an interview with Kiani, including Kiani’s statement that he intended to be “chair of the new consumer business.” (Id. (citing Swartz Decl., Ex. 48).) 8 At the hearing, Masimo pointed out that the September 9, 2024, supplemental proxy statement states that the Board only received information about the joint venture “orally,” which it contended was a further false statement. Masimo is correct about what the supplemental proxy statement says, (see Swartz Decl. II, Ex. 1, at 4); however, the Court does not find how the Board received the information to be material. Politan corrected the misleading statement to acknowledge that it did receive some information before Kiani signed the non-binding term sheet. That is enough. CV-90 (06/04) CIVIL MINUTES - GENERAL Page 26 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 26 of 50 Page ID #:23163

Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 27 of 50 Page ID #:23164

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al provided information at Kiani’s discretion. (Ellison Decl., Ex. 112 (“ISS Report”), at 22; see also id., Ex. 86, at 7 (“The Board never approved a budget or even had the opportunity to provide input.”.) Masimo identifies several facts that it contends refute these claims. They include Masimo’s General Counsel, Tom McClenahan, responding to Koffey’s request for a “voluminous” materials related to Masimo’s Board, organizational charts, and quarterly financial updates shortly after Koffey joined the Board. (Id., Exs. 12, 13; Declaration of Tom McClenahan (“McClenahan Decl.”), Dkt. No. 118-7 ¶¶ 3–4.) Koffey and Brennan, at their request, met with John Collins, the Managing Director and Global Head of M&A at Morgan Stanley and Masimo’s financial advisor, on August 1, 2023, to discuss the potential sale of the company. (Declaration of John Collins (“Collins Decl.”), Dkt. No. 118-6 ¶¶ 1–2; see Ellison Decl., Ex. 18.) Furthermore, as part of his orientation to his position on Masimo’s Audit Committee, Koffey received a personal onboarding session from Masimo’s Vice President of Internal Audit Michael Palumbo on October 11, 2023. (Declaration of Michael Palumbo (“Palumbo Decl.”), Dkt. No. 118-9 ¶¶ 1, 3–6.) This included over an hour briefing on Masimo’s internal audit procedures and Palumbo answering numerous questions from Koffey, who explained that he had never served on an audit committee before. (Id. ¶ 4–5.) Palumbo followed up with an e-mail to Koffey about their meeting to ensure Koffey knew he could reach out if he had further questions. (Id. ¶ 6.) Palumbo also had a scheduled meeting with Brennan, but the latter eventually canceled, but acknowledged that Palumbo had “covered a lot” with new Board members in the weeks prior. (Id. ¶ 7.) Koffey also requested and received financial information, including the Fiscal Year 2023 Guidance by Platform (revenue by product line) and similar quarterly updates. (Declaration of Micah Young (“Young Decl.”), Dkt. No. 118-12 ¶¶ 6–8; Ellison Decl., Exs. 24–25.) Moreover, Micah Young presented a management plan for 2024, as well as a long-range plan through 2033, to the Board on October 31, 2023. (Young Decl. ¶ 9; Kiani Dep. 286:6–18.) Young provided the plan directly to Koffey and Brennan, at the former’s request, shortly after the meeting.9 (Ellison Decl., Exs. 33–34.) 9 Masimo also cites to the Deposition of Board Member Bob Chapek as evidence that the Board was presented the company’s budget in February 2024. (Suppl. to Mot. at 8.) However, the pages cited in his deposition (97, 100, 102, and 104) were not provided to the Court as part of Masimo’s corresponding exhibit. (Ellison Decl., Ex. 95.) CV-90 (06/04) CIVIL MINUTES - GENERAL Page 28 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 28 of 50 Page ID #:23165

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al In late February 2024, when it became apparent that Koffey and Brennan would refuse to sign Masimo’s Annual Report to the SEC (the “10-K” Form), Masimo’s management organized several meetings to address their concerns. (McClenahan Decl. ¶¶ 9–10.) The meetings covered accounting and finance issues, legal and compliance matters, and regulatory issues. (Id. ¶ 10; Declaration of Bob Chapek (“Chapek Decl.”), Dkt. No. 118-5 ¶ 11.) Masimo’s Chief Operating Officer, Bilal Mushin, presented and answered questions, and Masimo’s finance and accounting teams reviewed “Masimo’s significant deficiencies,” but noted the full details were provided to the Audit Committee on February 26, 2024. (McClenahan Decl. ¶ 10.) Board members, including Koffey, were permitted to ask questions, (Ellison Decl., Ex. 95, 33:11–14), and Koffey said his questions had been answered, (Chapek Decl. ¶ 11). Despite this, Koffey said he would not sign the 10-K because it would appear contradictory after he had previously criticized management for the lack of information he had received about the workings of the company. (Id.) Masimo argues that the contradictions between these facts about Koffey and Brennan’s onboarding at Masimo and the statements in Politan Proxy materials to further support its contention those materials contain false and misleading information. (See Suppl. to Mot. at 16.) This, in turn, further supports the likelihood it will succeed on the merits of its Section 14(a) claim. (Id. at 15.) The Court assesses Masimo’s arguments in turn. i. Koffey and Brennan’s Onboarding Many of the statements Politan made about Masimo’s onboarding process are statements of opinion. “[E]xpressing an opinion rather than a knowingly false statement of fact—is not misleading.” Weston Fam. P’Ship, 29 F.4th at 619 (citation omitted). Whether Masimo’s onboarding of the Koffey and Brennan was adequate turns on the belief of the parties involved. See id. (“[A]n allegedly misleading statement must be ‘capable of objective verification.’” (citation omitted)). An example here is when Politan states that it “believe[s] that [Masimo] failed to properly act on [Koffey and Brennan’s onboarding] requests. (Ellison Decl., Ex. 84, at 7.) For Masimo to succeed in its showing that Politan’s statements were false, it must show that Politan does not actually believe that Koffey and Brennan were inadequately onboarded and that it is CV-90 (06/04) CIVIL MINUTES - GENERAL Page 29 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 29 of 50 Page ID #:23166

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al objectively true that their onboarding was sufficient. See In re Finjan Holdings, 58 F.4th at 1056 (labeling two parts of inquiry as “objective and subjective falsity.”). Starting with the subjective inquiry, Masimo does not show that Politan’s belief that Koffey and Brennan were not properly onboarded is inauthentic. Despite the examples cited by Masimo mentioned above, there are also examples in the record that show Koffey’s requests for information were denied by Kiani, even though former Masimo Board member Adam Mikkelson acknowledged in a private e-mail to Kiani that some of the information requested “will likely be relevant for all board members.” (Swartz Decl., Ex. 145.) In that same e-mail chain, Koffey expressed to Mikkelson that he had “repeatedly stated that [he had] not been onboarded.” (Id.) Later in the same correspondence, Brennan expressed her disappointment with Kiani’s denial and the onboarding process in general. (Id.) A few days later, she elaborated further, claiming that the “only on-boarding that I have received is a 3 hour meeting with you on your vision and a walk through of the technology. This is not being on-boarded.” (Id., Ex. 121.) Thus, while Masimo believes it properly onboarded, Koffey and Brennan made it clear that they disagreed. Thus, the evidence does not show Politan’s statements about the onboarding process were subjectively false. See In re Finjan Holdings, 58 F.4th at 1056. As a failure to show subjective falsity is enough to doom Masimo’s claim on these grounds, id. the Court finds Politan’s statements about onboarding do not provide a basis for a Section 14(a) claim, see N.Y.C. Emps.’ Ret. Sys., 593 F.3d at 1022. ii. Masimo’s Budget Defendants contend that Masimo’s evidence does not show that the Board was ever presented a budget. (Opp’n at 26.) They specifically dispute that the presentation Micah Young made in October 2023 was a “budget.” (Id.) Instead, they claim it was projections Masimo provided to third-party bidders in connection with the potential sale of the company. (Id.) Upon review, the Court agrees that the presentation made by Young does not appear to be a budget. Titled “Financial Overview,” the presentation starts with a confidentiality notice that states: This presentation is being delivered to a limited number of parties (the “Recipient” or “you”) for discussion purposes only and shall not constitute CV-90 (06/04) CIVIL MINUTES - GENERAL Page 30 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 30 of 50 Page ID #:23167

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al an offer to sell or the solicitation of an offer to buy any securities of the Company. Although [Masimo] believes the information contained in this presentation related to [Masimo] is accurate in all material respects, the Company makes no representation or warranty, either express or implied, as to the accuracy, completeness or reliability of the information contained herein. [Masimo] further expressly disclaims any and all liability relating to or resulting from the use of this presentation. (Ellison Decl., Ex. 34.)10 Although the presentation contains information related to Masimo’s budget, this notice seems to confirm Defendants’ argument that it was not intended to be a budget presentation to the Board. Rather, it appears to be showing the Board what potential third-party investors would be shown by Masimo. In its Reply, Masimo submits the presentation the Board received on February 13, 2024, as part of its retort that Koffey and Brennan did see the company’s budget. (Ellison Decl., Ex. 123.) While that presentation does discuss some of Masimo’s financials, Defendants are correct that the slides are labeled “Q4 Revenue Summary” and “2024 Revenue Summary.” (Id.) Moreover, as mentioned, the other evidence Masimo cites for support that a budget was presented to the Board that day was not included in its submissions to the Court. Thus, Politan’s statements about the budget does not appear to “directly contradict” what it knew at the time it issued its proxy materials. See In re Facebook, 87 F.4th at 948. Therefore, based on the record before it, the Court cannot find Politan’s statement about Masimo’s failure to present a budget is false. Thus, it does not provide a basis for Masimo’s Section 14(a) claim. See N.Y.C. Emps.’ Ret. Sys., 593 F.3d at 1022. iii. Koffey and Brennan’s Reasons for Refusing to Sign Masimo’s 2023 10-K Masimo argues that Politan should have disclosed that Koffey and Brennan refused to sign Masimo’s 10-K “even though all of their concerns were addressed.” 10 In its Reply, Masimo cites this same exhibit as evidence that Koffey and Brennan received a budget. (Reply at 18.) CV-90 (06/04) CIVIL MINUTES - GENERAL Page 31 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 31 of 50 Page ID #:23168

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al (Suppl. to Mot. at 23.) Defendants dispute that Koffey and Brennan received adequate information to feel comfortable signing the 10-K. (Opp’n at 27.) They reference Koffey’s request for information that he felt he “needed to review” in order to “approve [Masimo’s] 10K,” which Kiani rejected. (Id. (citing Swartz Decl., Ex. 80).) In short, Masimo and Defendants disagree about whether Koffey and Brennan received sufficient information to sign Masimo’s 10-K. In other words, Masimo is arguing that Politan omitted Masimo’s opinion of that process. But Masimo’s perspective is not objectively verifiable. See Weston Fam. P’Ship, 29 F.4th at 619. While it thinks Koffey and Brennan had sufficient information to sign the 10-K, Koffey and Brennan disagree and testified that they did not receive the information necessary to sign it. (Swartz Decl., Ex. 175, 220:7–12; id. Ex. 176, 68:13–20.) They also dispute that the presentations Masimo made in late February provided adequate information for them to feel comfortable signing. (Id., Ex. 175, 233:7–235:25.) Moreover, the record indicates that Masimo was aware Koffey did not feel comfortable signing the 10-K. (Swartz Decl., Ex. 80.) While Board Member Bob Chapek testified that Koffey said his “questions had been answered” about the 10-K at the February 13 meeting, (Declaration of Bob Chapek, Dkt. No. 118-5 ¶ 11), Koffey’s testimony contradicts that statement, (Swartz Decl., Ex. 175, 233:22–234:3). At most, Chapek’s testimony raises a serious question going to the merits, but is not enough for the Court to objectively verify the adequacy Masimo’s of presentations that day. See Weston Fam. P’Ship, 29 F.4th at 619. Moreover, Chapek’s testimony does nothing to show Brennan’s belief that the information provided by Masimo was insufficient to sign the 10-K was inauthentic or false. And the evidence Masimo submits as support for Brennan’s concerns being addressed is speculative and does not show she confirmed that she was satisfied.11 (See Mikkelson Decl. ¶ 3 (“I understand that the concerns [Brennan] expressed to me were addressed.”).) Accordingly, the Court does not find that Politan made a material omission when it did not state that Koffey and Brennan’s concerns over the 10-K were addressed. 11 Masimo cites to pages in Brennan’s deposition to support its argument, (Reply at 16), but those pages were not provided to the Court, (see Ellison Decl., Ex. 93, 62:20–63:14, 68:13–20.) CV-90 (06/04) CIVIL MINUTES - GENERAL Page 32 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 32 of 50 Page ID #:23169

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al f. Misstating the Board’s Grant of Authority to Management in Connection with a Potential Sale of the Company Masimo also alleges Politan’s proxy materials contain falsities regarding the Board’s grant of authority to management related to potentially selling the company. (Suppl. to Mot. at 24.) Politan’s proxy materials states that, in June 2023, the Board delegated the authority to Kiani to pursue and carry out the sale of the entire company without any obligation to provide process updates to the Board. (Ellison Decl., Ex. 86, at 6.) It also claims that Koffey and Brennan did not receive a substantive update on this process until their first in-person Board meeting in October 2023. (Id.) In addition, the materials state Kiani informed the Board in January 2024 that he was unable to complete a deal on terms he considered to be satisfactory. (Id.) Masimo alleges these are false statements because the Board never delegated such authority to Kiani. (Suppl. to Mot. at 24.) Rather, the Board made a “limited delegation” to management to coordinate with Morgan Stanley to explore “potential third party offers” and “retain additional financial and other advisors to assist with exploring and pursuing any such options. (Id. (citing Ellison Decl, Ex. 9.) This, Masimo contends, is a standard delegation to management and not an abdication of the Board’s authority. (Id.) Moreover, Masimo asserts that Koffey and Brennan received substantive information about this matter well before October 2023, including a meeting with Masimo’s lead banker, John Collins, on August 1, 2023. (Id. at 24–25 (citing Ellison Decl., Exs. 22–23; Collins Decl. ¶ 2).) During that meeting, Collins explained to Koffey and Brennan that Masimo had retained Morgan Stanley to initiate a strategic alternative process, including a potential sale of the company. (Collins Decl. ¶ 2.) Lastly, Masimo contends the Politan Proxy materials falsely insinuates that a deal to sell the company did not materialize because Kiani was unable to find a deal that he considered satisfactory. (Suppl. to Mot. at 25.) This is misleading because, despite exploring potential deals, Masimo never received any offers, as Kiani revealed at a February 2023 Board meeting. (Id. (citing Ellison Decl. Ex. 41, at 3.) Thus, it was a lack of bids, not Kiani’s personal conclusions, that hindered any sale of Masimo. (Id.) i. Kiani’s Authority to Sell Masimo CV-90 (06/04) CIVIL MINUTES - GENERAL Page 33 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 33 of 50 Page ID #:23170

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al Defendants argue that Politan’s statement about Kiani is not misleading because it accurately reflects the Board meeting’s minutes for June 24, 2023. (Opp’n at 28.) They specifically contend that the minutes do not state that Kiani had to provide any updates or seek further approval before retaining a financial advisor. (Id.) They further assert that the record shows Kiani did engage with multiple advisors and entered multiple discussions with potential buyers in the wake of the June 24 Board meeting. (Id.) While that all may be true, Defendants are missing the point. Politan’s proxy materials state not only that the Board granted Kiani the authority to pursue a sale of Masimo, but that he was delegated the authority to “carry out a sale of the entire Company without any obligation to provide process updates to the Board.” (Swartz Decl., Ex. 86, at 6 (emphasis added).) It is Kiani’s ability to execute the sale of company that Masimo alleges is misleading. (Suppl. to Mot. at 24.) That statement implies Kiani’s power swept far broader then merely seeking a potential buyer or hiring advisors and potentially creates a false impression that the Board would have no say in Masimo’s sale. But the minutes from the June 24 Board meeting show that statement is false. It is true that the Board did not explicitly require Kiani to provide updates on Masimo’s efforts to solicit a buyer or to retain financial advisors, (Swartz Decl., Ex. 94, at 2), but Politan goes one step farther when it claimed Kiani could sell Masimo on his own, (Swartz Decl., Ex. 86, at 6). Nothing in the evidence Defendants cite supports that statement. The statement is also material because Kiani and the Board’s leadership, especially its deference to Kiani, is directly at issue in the present proxy fight. (See, e.g., ISS Report, at 1 (“Instead of using last year’s proxy contest as a chance to break with the past, the board has continued to bow to Kiani, including by allowing him to exercise inappropriate influence over the refreshment process.”); id. at 33 (“[T]he nature of the CEO’s role in board refreshment over the past year was inappropriate due to [Masimo’s] corporate governance track record, and the board has again adopted defensive rhetoric that reflects indifference to shareholders. This is strong evidence in support of a case for further change.”). Therefore, it is apparent to the Court that a “reasonable shareholder” preparing to vote would see this falsehood about Kiani’s power over the Board as “important.” See TSC Indus., 426 U.S. at 449. Learning that Politan’s statement in fact CV-90 (06/04) CIVIL MINUTES - GENERAL Page 34 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 34 of 50 Page ID #:23171

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al falsely portrays Kiani’s power has the potential to influence that “reasonable shareholders” perspective about the Board and Kiani’s management of the Masimo. Accordingly, Masimo did show that Politan’s statement about Kiani’s power would have sufficiently satisfied the first element of its Section 14(a) claim. See N.Y.C. Emps.’ Ret. Sys., 593 F.3d at 1022. However, Politan issued a supplemental proxy statement on September 9, 2024, that states “Politan does not believe that the Board granted Mr. Kiani the power to sell the Company without the Board’s approval.” (Swartz Decl. II, Ex. 1, at 4.) It further clarifies that Politan original statement was meant to “describe the Board’s inadequate visibility into the sale process that Mr. Kiani led and Mr. Kiani’s inadequate communication with the Board regarding the process.” (Id.) The Court finds this disclosure adequately addresses Masimo’s concern that Politan’s previous statement was false because “a reasonable shareholder [who] would consider [the statement] important in deciding how to vote,” TSC Indus., 426 U.S. at 449, now has the updated information. Thus, Politan has mooted any basis for a Section 14(a) claim on these grounds.12 ii. Substantive Updates to the Board In its August 30, 2024, amendment to its proxy materials, Politan addresses Masimo’s allegation that its statement about a lack of substantive updates is misleading. (Swartz Decl., Ex. 153, at 6.) First, Politan acknowledges Masimo’s allegation, including why Masimo thinks Politan’s original statement was false. (Id.) Next, it says that “Politan believes that the Board was not properly informed and updated as the [sale] process went on.” (Id.) It then goes on to provide details of the meeting Koffey and Brennan had with Collins and why they believe is was an inadequate update, especially considering the gravity of a potential sale of the entire company. (Id.) The Court finds this amended disclosure moots Masimo’s claim for an injunction 12 Moreover, as Politan pointed out at oral argument, Delaware law requires a “two-step process” before any company incorporated there can be sold, including final approval by the shareholders. See 8 Del. Code § 271. As Masimo is a Delaware Corporation, (FAC ¶ 28), it would need to comply with these requirements. Therefore, its shareholders would be informed before any sale was finalized. CV-90 (06/04) CIVIL MINUTES - GENERAL Page 35 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 35 of 50 Page ID #:23172

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al on the grounds that Politan’s statement about sale updates was false because it explicitly addresses Masimo’s allegation and the update Koffey and Brennan received that Masimo claims was sufficient. In other words, a “corrective disclosure[]” about that statement was already made, which means the Court can no longer grant the relief Masimo seeks. (See Mot. at 2; Suppl. to Mot. at 30.) Moreover, Politan’s amended statement is an opinion about its thoughts on the adequacy of Masimo’s updates to Koffey and Brennan, making it objectively unverifiable. See Weston Fam. P’Ship, 29 F.4th at 619. Therefore, the Politan’s statement at issue does not provides a basis for Masimo’s Section 14(a) claim. See N.Y.C. Emps.’ Ret. Sys., 593 F.3d at 1022. iii. Whether Kiani Received “Satisfactory Terms” Defendants further dispute that Politan’s assertion that Kiani “was unable to find a deal on what he considered to be satisfactory terms” is misleading. (Opp’n at 29.) Instead, they argue there is no “material difference” between not receiving an offer and not finding a deal on satisfactory terms. (Id.) The Court disagrees. As discussed above, Kiani’s power over Masimo’s Board is one of the main lines of attack being made by Politan and promulgated to shareholders in this proxy fight. (See, e.g., ISS Report at 1, 33.) Politan’s statement insinuates that Kiani made the decision on his own to reject offers to buy Masimo. Thus, the Court finds it material and substantially likely that Politan’s false statement would have “assumed actual significance in the deliberations of the reasonable shareholder.” See TSC Indus., 426 U.S. at 449. Consequently, Masimo did show this statement sufficiently would have satisfied the first element of its Section 14(a) claim. See N.Y.C. Emps.’ Ret. Sys., 593 F.3d at 1022. Nevertheless, Politan’s September 9, 2024, supplemental proxy statement clarified Politan’s position by stating “Politan is not aware of Mr. Kiani receiving or rejecting specific offers” to sell Masimo. (Swartz Decl. II, Ex. 1, at 4.) It goes on to say that its previous statement about Kiani being “unable to find a deal on what he considered to be satisfactory terms” was intended to convey “Board’s inadequate visibility into the sale process.” (Id.) At the hearing, Masimo argued this disclosure was still not satisfactory CV-90 (06/04) CIVIL MINUTES - GENERAL Page 36 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 36 of 50 Page ID #:23173

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al because it implies Kiani had offers but did not inform the Board. The Court disagrees. The supplemental statement undercuts any insinuation that Kiani received and rejected sale offers without consulting the Board. Any inference to the contrary is a bridge too far. Accordingly, the Court finds this disclosure adequately addresses Masimo’s concern that Politan’s previous statement was misleading because “a reasonable shareholder [who] would consider [the statement] important in deciding how to vote,” TSC Indus., 426 U.S. at 449, now has the updated information. Thus, Politan has mooted any basis for a Section 14(a) claim based on its previous statement insinuating Kiani had received offers to buy Masimo and did not tell the Board. g. Summary In short, Masimo has not shown that it is likely to satisfy the first element of its Section 14(a) and Rule 14a-9 claim. See id. Any false or misleading statements made by Politan have since been corrected in supplementary proxy materials. The Court now turns to the remaining elements of Masimo’s Section 14(a) and Rule 14a-9 claim. 2. Loss Causation To show a likelihood of success on the merits, Masimo must also show that Defendants alleged false and misleading proxy materials caused it injury. N.Y.C. Emps.’ Ret. Sys., 593 F.3d at 1023. As codified, loss causation requires a showing that the defendant “caused the loss for which the plaintiff seeks to recover damages.” 15 U.S.C. § 78u-4(b)(4). “To show loss causation, a plaintiff must prove both economic loss and proximate causation.” N.Y.C. Emps.’ Ret. Sys., 593 F.3d at 1023 (citing Dura Pharm., Inc. v. Broudo, 544 U.S. 336, 346 (2005)); see also Or. Public Emp. Ret. Fund, 774 F.3d at 608 (“To prove loss causation, [Masimo] must demonstrate a causal connection between the deceptive acts that form the basis for the claim of securities fraud and the injury suffered by the [it].” (citation omitted)). To demonstrate loss causation, a plaintiff must “connect[] the proxy misstatements with an actual economic harm.” N.Y.C. Emps.’ Ret. Sys., 593 F.3d at 1023 (citing Grace v. Rosenstock, 228 F.3d 40, 46 (2d Cir. 2000)). The loss causation requirement of the “PSLRA does not differentiate between plaintiffs seeking legal and equitable remedies, and thus, without an allegation of economic loss, CV-90 (06/04) CIVIL MINUTES - GENERAL Page 37 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 37 of 50 Page ID #:23174

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al no remedy, equitable or otherwise, is available.” Id. at 1024. Rule 9(b)’s heightened pleading standard also “applies to all elements of a securities fraud action, including loss causation.” Or. Public Emp. Ret. Fund, 774 F.3d at 605. “Loss causation is part of the ‘circumstances’ constituting fraud because, without it, a claim of securities fraud does not exist.” Id. When applied to allegations of loss causation, however, Rule 9(b)’s particularity requirement usually adds little to the plaintiff’s burden. The plaintiff must plausibly allege a causal connection between the defendant’s misstatements and the plaintiff’s economic loss, and to succeed in doing so the plaintiff will always need to provide enough factual content to give the defendant “some indication of the loss and the causal connection that the plaintiff has in mind.” In re Bofl Holding, Inc. Sec. Lit., 977 F.3d 781, 794 (9th Cir. 2020) (quoting Dura Pharm., Inc. v. Broudo, 544 U.S. 336, 346 (2005)). That effort “should not prove burdensome,” id., for even under Rule 9(b) the plaintiff’s allegations will suffice so long as they give the defendant “notice of plaintiffs’ loss causation theory” and provide the court “some assurance that the theory has a basis in fact[,]” id. (quoting Berson v. Applied Signal Tech., Inc., 527 F.3d 982, 989-90 (9th Cir. 2008)). Upon review, the Court finds that Masimo fails to plead economic loss or proximate causation. (See FAC.) The closest it comes in the FAC is the conclusory allegation that “Masimo has had to expend significant resources defending against the various false and misleading claims contained in the Politan Proxy Materials.” (Id. ¶ 271.) It does not specify what resources it expended or provide even an estimate about the potential costs incurred. A similarly conclusory allegation claims that Koffey’s connections to confidential witnesses in pending lawsuits against Masimo “causes financial harm to the Company.” (FAC ¶ 261.) The Court finds that these allegations are insufficient for Masimo to state a claim, let alone demonstrate a likelihood of success on the merits. CV-90 (06/04) CIVIL MINUTES - GENERAL Page 38 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 38 of 50 Page ID #:23175

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al At the hearing, Masimo pointed to In re Bofl Holding as support for its argument that it adequately pleaded loss causation. Specifically, it contended the Ninth Circuit established that Rule 9(b) “adds little” to a plaintiff’s burden for pleading Section 14(a) claims. Given this lower threshold under Rule 9(b) for securities fraud claims, Masimo argued it adequately pled loss causation. The Court disagrees. The Ninth Circuit’s ruling in In re Bofl Holding does not change the result. While “Rule 9(b)’s particularity requirement usually adds little to the plaintiff’s burden,” In re Bofl Holding, 977 F.3d at 794, cases in the Ninth Circuit uniformly require compliance with Rule 8(a)(2)’s requirement that a pleading be a “short and plain statement of the claim showing that the pleader is entitled to relief.” Said another way, the requirements for a Section 14(a) claim do not exempt the pleader from the Federal Rules basic pleading requirements.13 The flaw in Masimo’s argument is its assumption that it satisfied Rule 8(a)(2)’s pleading requirements, which is not the case. “The pleading standard Rule 8 announces does not require ‘detailed factual allegations,’ but it demands more than an unadorned, the-defendant-unlawfully-harmed-me accusation.” Ashcroft v. Iqbal, 556 U.S. 662, 678 (2009) (quoting Bell Atl. Corp. v. Twombly, 550 U.S. 544, 555 (2007)). “A pleading that offers ‘labels and conclusions’ or ‘a formulaic recitation of the elements of a cause of action will not do.’” Id. (quoting Twombly, 550 U.S., at 555). “Nor does a complaint suffice if it tenders ‘naked assertion[s]’ devoid of ‘further factual enhancement.’” Id. (quoting Twombly, 550 U.S., at 557); see also id. at 678–79 (“Rule 8 marks a notable and generous departure from the hypertechnical, code-pleading regime of a prior era, but it does not unlock the doors of discovery for a plaintiff armed with nothing more than conclusions.”). As mentioned above, Masimo’s allegations in paragraphs 261 and 271 of the FAC do not meet this standard. Rather, they are “‘naked assertion[s]’ devoid of ‘further 13Moreover, Berson is no help to Masimo because that court declined to address the applicability of Rule 9(b); instead, it merely assumed its applicability. 527 F.3d at 989 (“We need not decide [whether Rule 9(b) applies] here. Assuming—without deciding—that Rule 9(b) governs . . . .”). CV-90 (06/04) CIVIL MINUTES - GENERAL Page 39 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 39 of 50 Page ID #:23176

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al factual enhancement’” to support Masimo’s claim that Politan’s proxy materials caused it economic loss. See id. at 678. Therefore, although “Rule 9(b)’s particularity requirement usually adds little to the plaintiff’s burden,” In re Bofl Holding, 977 F.3d at 794, when pleading Section 14(a) claims, Masimo has not satisfied Rule 8(b)(2)’s pleading requirements. At the hearing, Masimo cited four additional allegations from the FAC for support of its argument that it adequately pleaded loss causation.14 The Court finds these additional allegations are not sufficiently linked to Masimo’s alleged economic loss to find it adequately pled loss causation. See N.Y.C. Emps.’ Ret. Sys., 593 F.3d at 1023(finding to demonstrate loss causation, a plaintiff must “connect[] the proxy misstatements with an actual economic harm.”). For example, paragraphs 15 and 120 reference a drop in Masimo’s stock price after Politan announced its nominees for the 2024 election on March 25, 2024. (FAC ¶¶ 15, 120). However, Masimo did not present any allegation or argument that Politan made false statements in that March 25, 2024, announcement that would have caused the company’s stock price to drop. Instead, the allegations of false or misleading statements refer to separate proxy materials Politan released later. (See, e.g., id. ¶¶ 130–37, 156.) In response to the Court’s request for supplemental briefing on this issue, Masimo submitted evidence of the costs it has incurred in waging this proxy contest against Politan. (Declaration of Micah Young (“Young Decl. II”), Dkt. No. 151-1 (redacted), Dkt. No. 190 (unredacted).) These expenditures were for professional services, including payments to public relations and law firms. (See, e.g., id. ¶¶ 6–14.) However, this evidence does not change the result for two reasons. First, to show a likelihood of success on the merits, Masimo must have properly alleged economic loss; otherwise, “no remedy, equitable or otherwise, is available.” N.Y.C. Emps.’ Ret. Sys., 593 F.3d at 1024. In other words, properly alleging economic loss is not merely a pleading requirement but an indispensable part for determining whether Masimo is likely to succeed on the merits. As discussed, the allegations in the FAC do not suffice, which 14Specifically, Masimo referred the Court to paragraphs 15, 18, 120, and 264 of the FAC. CV-90 (06/04) CIVIL MINUTES - GENERAL Page 40 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 40 of 50 Page ID #:23177

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al severely undermines Masimo’s likelihood of success on the merits. See id. Second, although potentially substantial, the expenses Masimo incurred are associated with the proxy fight and not in the nature of cognizable expenses for loss causation purposes. See City of Pontiac Gen. Emps.’ Ret. Sys. v. Bush, No. 20-cv-06651, 2022 WL 1467773, at *5 (N.D. Cal. Mar. 1, 2022). District courts in this district and elsewhere in the Ninth Circuit have denied motions for preliminary injunctions on similar grounds. For example, in Hubner v. Mayer, No. CV-15-02965, 2015 WL 12513581, at *8 (C.D. Cal. June 8, 2015), the court found the plaintiffs did not show a likelihood of success on their Section 14(a) claim because they did not meet the requirements of the PSLRA. The court rejected arguments that, because plaintiffs only sought injunctive relief, and not damages, the loss causation requirement of the PSLRA did not apply. Id. at *5. Instead, the court found that “Ninth Circuit law, and the law from other circuits, make clear that loss causation is required to maintain an action under § 14(a) regardless of the relief sought.” Id. The court based this conclusion on the Ninth Circuit holding in New York City Employees Retirement System that equitable relief cannot be granted under the PSLRA “without an allegation of economic loss.” Id. at *6 (citing N.Y.C. Emps.’ Ret. Sys., 593 F.3d at 1024). The Hubner court also rejected plaintiffs’ arguments that the language of the PSLRA indicates that loss causation is required only when seeking damages because, although not a frivolous reading of the statute, it was insufficient to overcome “directly relevant Ninth Circuit precedent.” Id.; see also Eisner v. Meta Platforms, Inc., No. 24-cv-2175, 2024 WL 3228089, at *6 (N.D. Cal. June 28, 2024) (holding that plaintiff was unlikely to succeed on merits because he failed to plead economic harm). Although the court continued its analysis of the remaining Winter factors, plaintiffs failure to demonstrate a likelihood of success on the merits strongly contributed to its denial of the motion for a preliminary injunction. See id. at *9, *12; see also Disney Enters. v. VidAngel, Inc., 869 F.3d 848, 856 (“[T]he court need not consider the other factors, in the absence of ‘serious questions going to the merits.’”). The case Masimo relies on for support of its loss causation argument, Enzo Biochem, Inc. v. Harbert Discovery Fund, LP, 20-cv-9992, 2021 WL 4443258, at *9 (S.D.N.Y. Sept. 27, 2021), is distinguishable. (Suppl. to Mot. at 25.) The court in Enzo CV-90 (06/04) CIVIL MINUTES - GENERAL Page 41 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 41 of 50 Page ID #:23178

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al Biochem was contemplating a motion to dismiss, not a motion for preliminary injunction. 2021 WL 4443258, at *1. Therefore, its conclusion that the plaintiff plausibly pleaded loss causation when it alleged it expended unnecessary company resources in waging the proxy context was analyzed under the standard for Federal Rule of Procedure 12(b)(6), not whether the plaintiff would succeed on the merits. Id. at *9. Moreover, even when accepting the Enzo court’s finding that economic losses can include funds spent in a proxy contest as true, Masimo did not adequately plead those losses here. Therefore, Enzo does not alter the outcome. In short, Masimo’s allegations of economic loss are insufficient under Rule 8(a)(2). Accordingly, because a pleading of economic loss is necessary to obtain equitable relief for Section 14(a) claims, N.Y.C. Emps.’ Ret. Sys., 593 F.3d at 1024, it appears unlikely that Masimo will succeed on the merits. 3. Transaction Causation For the third element of a Section 14(a) claim, often referred to as transaction causation, see Dura Pharm., 544 U.S. at 341–42; City of Birmingham Relief and Ret. Sys. v. Hastings, No. 18-cv-02107, 2019 WL 3815722, at *15 (N.D. Cal. Feb. 13, 2019), Masimo must demonstrate that it is likely to show the misstatements or omissions in Politan’s proxy materials were an “essential link” in the accomplishment of the proposed transaction, Desaigoudar, 223 F.3d at 1022; see also Hastings, 2019 WL 3815722, at *15 (“Transaction causation . . . requires the plaintiff to allege that the allegedly misleading statement caused the shareholder to vote to approve the action.”); Kuebler v. Vectren Corp., 13 F.4th 631, 645 (7th Cir. 2021) (noting that the test for “transaction causation” is whether a materially deficient proxy statement was an essential link in the consummation of a transaction that the plaintiff alleges caused them financial harm (citing Va. Bankshares, Inc. v. Sandberg, 501 U.S. 1083, 1106–08 (1991); Mills, 396 U.S. at 385)). “Transaction causation is akin to reliance; it focuses on the time of the transaction and ‘refers to the causal link between the defendant’s misconduct’” and its effect on decisions. Nuveen Mun. High Income Opportunity Fund v. City of Alameda, 730 F.3d 1111, 1118 (9th Cir. 2013) (citation omitted). If plaintiffs allege and prove the alleged misrepresentations and omissions are material, they do not have to prove that CV-90 (06/04) CIVIL MINUTES - GENERAL Page 42 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 42 of 50 Page ID #:23179

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al shareholders relied on the particular false statement or omission in the proxy statement. Mills, 396 U.S. at 384–85 (rejecting court of appeals’ additional requirement of proof that specific defect in proxy statement actually had a decisive effect on voting). As transaction causation is an essential element of a Section 14(a) claim, N.Y.C. Emps.’ Ret. Sys., 593 F.3d at 1024, Rule 9(b)’s heightened pleading standard applies, see Or. Public Emp. Ret. Fund, 774 F.3d at 605 (“Rule 9(b) applies to all elements of a securities fraud action.”). Therefore, transaction causation or reliance must be pled with particularity. See Fed. R. Civ. P. 9(b). Neither side points to authority that establishes what level of particularity applies to a transaction causation pleading, including whether the it is lowered to “plausibility,” like loss causation. See In re Bofl Holding, 977 F.3d at 794. Nor has the Court uncovered binding or persuasive authority that sheds light on the issue. Even without importing loss causation’s lower threshold for satisfying Rule 9(b), the Court finds Masimo sufficiently pled reliance with particularity.15 For example, Masimo alleges that “Glass Lewis and ISS, [shareholder advisory firms], have already recommended Masimo stockholders vote their proxies in favor of the Politan slate, citing Defendants’ lies as the truth.” (FAC ¶ 262.) The evidence supports this allegation. (See e.g., ISS Report at 22, 33; Ex. 111 (“Glass Lewis Report”), at 12.) As these reports are tools for shareholders to use when deciding how to cast their vote, Masimo has shown, with particularity, how Politan’s false or misleading statements are likely to be an “essential link” in the accomplishment of Politan’s proposed transaction, the election of its Nominees. See Desaigoudar, 223 F.3d at 1022. 4. Requisite State of Mind The PSLRA requires a plaintiff “state with particularity facts giving rise to a strong inference that the defendant acted with the required state of mind.” § 78u-4(b)(2)(A); see also Desaigoudar, 223 F.3d at 1022 (holding a Section 14(a) and Rule 15 In isolation, the FAC’s claim that “[t]he Politan Proxy Materials are an essential link in Defendants’ effort to replace certain members of Masimo’s Board with Politan Nominees,” (FAC ¶ 281), would not suffice, see Iqbal, 556 U.S. at 678. However, other allegations in the FAC satisfy Rule 9(b)’s particularity requirement as it applies to transaction causation. CV-90 (06/04) CIVIL MINUTES - GENERAL Page 43 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 43 of 50 Page ID #:23180

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al 14a-9 plaintiff must “demonstrate that the misstatement or omission was made with the requisite level of culpability” (citing TSC Indus., 426 U.S. at 444 & n.7). Negligence is sufficient to support a claim for a violation of Section 14(a) for both forward looking and non-forward looking statements. In re McKesson, 126 F. Supp. 2d at 1267. Masimo argues that Defendants acted at least negligently because they failed to exercise the “reasonable prudence” required when releasing Politan’s proxy materials. (Suppl. to Mot. at 26 (citing SEC v. Dain Rauscher, Inc., 254 F.3d 852, 856 (9th Cir. 2001).) Defendants contend that Masimo has failed to show it will succeed on the merits for the requisite state of mind needed because it cites no evidence to support its assertions. (Opp’n at 31.) Instead, they claim Masimo only lays out the legal standard and summarily asserts that Defendants’ conduct satisfies it. (Id.) In reply, Masimo assert that Defendants are “wrong” and cite multiple pieces of evidence that it claims shows Politan acted negligently. (Reply at 20–21.) The Court agrees with Masimo that it has pleaded particular facts that give rise to a strong inference of negligence. See § 78u-4(b)(2)(A). For example, Masimo alleges Politan’s proxy materials claim that Masimo’s Board delegated authority to Kiani and management to sell Masimo without approval of the Board. (FAC ¶ 236.) It then cites the proxy materials discussed in Section III.B.1.f.i where Politan made these claims. (Id. ¶ 237.) As mentioned above, Politan’s statement was misleading as it does not accurately reflect the June 24, 2024 Board meeting minutes and insinuates Kiani was overstepping his authority. Supra Section III.B.1.f.i. As Defendants evidently relied on the minutes from the June 24 Board meeting when making this statement, (see Opp’n at 28 ), their inclusion of the additional language stating the Kiani could sell Masimo without Board approval demonstrates, if not intent to mislead, at least a strong inference that they conducted a negligent review of the source material. Accordingly, the Court finds Masimo has demonstrated a likelihood of success for satisfying the requisite state of mind element of its Section 14(a) claim. See § 78u-4(b)(2)(A). 5. Summary CV-90 (06/04) CIVIL MINUTES - GENERAL Page 44 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 44 of 50 Page ID #:23181

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al Upon review, Masimo has not met its burden of demonstrating a likelihood of success on the merits. See Winter, 555 U.S. at 20. While this alone would be sufficient to deny its Motion and the “extraordinary remedy” it requests, see Disney Enters., 869 F.3d at 856, the Court will address all the Winter factors for completeness. C. Likelihood of Suffering Irreparable Harm Masimo argues that it is likely to suffer irreparable harm without a preliminary injunction because its shareholders vote would be based on materially false and misleading proxy materials. (Suppl. to Mot. at 27.) The Court agrees. A moving party must show that irreparable harm absent injunctive relief is “likely,” not merely “possible.” Winter, 555 U.S. at 22; All. for the Wild Rockies, 632 F.3d at 1135. “Issuing a preliminary injunction based only on a possibility of irreparable harm is inconsistent with [the Supreme Court’s] characterization of injunctive relief as an extraordinary remedy that may only be awarded upon a clear showing that the plaintiff is entitled to such relief.” Winter, 555 U.S. at 22 (citing Mazurek v. Armstrong, 520 U.S. 968, 972 (1997) (per curiam)). The party must show that remedies “‘available at law, such as monetary damages, are inadequate to compensate’ for the injury.” Herb Reed Enters., LLC v. Fla. Ent. Mgmt., Inc., 736 F.3d 1239, 1249 (9th Cir. 2013) (citation omitted). Masimo contends that, in corporate control contests, it is better to prevent an uninformed shareholder vote when a material discrepancy is discovered versus correcting the discrepancy after the vote when the harm may have already occurred. (Suppl. to Mot. at 27.) It asserts this principle formed the basis for courts repeatedly finding that the threat of an uninformed shareholder vote presents an irreparable harm, particularly when the vote involves potentially major changes in corporate governance. (Id.) Masimo then avers that the facts here fall under this rationale because its shareholders will soon vote without being informed of the material falsities in Politan’s proxy materials, with Politan-nominated directors poised to take control of Masimo’s Board. (Id. at 28.) As an example of the harm Politan-backed directors have already caused the CV-90 (06/04) CIVIL MINUTES - GENERAL Page 45 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 45 of 50 Page ID #:23182

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al company, it points to Koffey and Brennan’s actions as current Board members, like their efforts to delay the potential joint-venture deal from proceeding. (Id.) It subsequently contends that allowing a shareholder vote to proceed when Politan’s proxy materials contain numerous misrepresentations would further exacerbate these harms. (See id.) The injury would be further amplified if Politan’s Nominees are elected, giving Politan control of Masimo’s Board, and began making irreversible decisions that could fundamentally damage the company. (Id. at 29.) Defendants counter that Masimo fails to show a likelihood of irreparable harm arising from the possible election of Politan’s Nominees. (Opp’n at 35.) They cite caselaw that concludes denying shareholders the right to cast an “informed vote” does not constitute per se irreparable harm. (Id.) Given this, Defendants contend that Masimo has put forth no evidence to support a finding of likely harm because all the harm alleged is “speculative.” (Id.) In response, Masimo asserts a contested election of Board members is not a decision that can easily be “unwound” after the vote or redressed with damages; thus, there is a likelihood of irreparable harm here if shareholders vote without corrective disclosures to Politan’s proxy materials. (Reply at 2.) It further contends that the record demonstrates specific irreparable harm that would occur if there was a change in control of the Board. (Id. at 3.) This is a close issue. On the one hand, Defendants are correct that there is no per se rule that “denying stockholders their right to cast an informed vote constitutes irreparable harm.” Masters v. Avanir Pharm., Inc., 996 F. Supp. 2d 872, 885 (C.D. Cal. 2014). On the other hand, courts in this district have found “[a]n uninformed shareholder vote is often considered an irreparable harm, particularly because the raison d’etre of many of the securities laws is to ensure that shareholders make informed decisions.” Allergan, 2014 WL 5604539, at *16. Despite this precedent, the burden rests with Masimo to make a “clear showing” that an irreparable harm is likely in this case. See Winter, 555 U.S. at 22. Moreover, prior court decisions do not relieve this Court of its duty to conduct a fact-specific inquiry to determine if a preliminary injunction is warranted. The injuries Masimo argues are imminent appear speculative and do not rise above CV-90 (06/04) CIVIL MINUTES - GENERAL Page 46 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 46 of 50 Page ID #:23183

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al a “possibility of irreparable harm.” See id. For example, Masimo contends that Koffey and Brennan have already worked to undermine the potential joint-venture with risking the most value-maximizing deal for the sale of Masimo’s consumer business. (Suppl. to Mot. at 28; Reply at 3.) However, the primary evidence it relies on for this argument is Koffey’s proposal to delay any binding agreements on a the spin-off or joint-venture until after the 2024 shareholder meeting, which the Board declined to adopt. (Ellison Decl., Exs. 72, 73.) Masimo also argues that a Politan-controlled Board “could take any number of material, irreversible actions, including, for example, firing [Kiani] or pursuing strategic transactions that could forever alter [Masimo].”16 (Suppl. to Mot. at 29 (emphasis added).) However, these allegations are the definition of speculative and provide no basis for finding that the alleged injuries are imminent or concrete. Masimo further contends that “more than 280 Masimo engineers recently threatened to leave Masimo ‘if Joe Kiani is replaced by Quentin Koffey and Politan Capital.’” (Id. at 29 n.9; Reply at 3.) However, upon inspection, the letter cited by Masimo states “[w]e, the undersigned from Masimo Healthcare Engineering, wanted you to be aware that we may not continue with the company if Joe Kiani is replaced by Quentin Koffey and Politan Capital.” (Ellison Decl., Ex. 104 (emphasis added).) Once again, this demonstrates only the possibility of harm, not the likelihood it will occur. See Winter, 555 U.S. at 22. Masimo’s one saving grace is the nature of the impending shareholder vote. On September 19, 2024, Masimo’s shareholders will decide who fills two of the six seats on Masimo’s Board. (FAC ¶ 139; Suppl. to Mot. at 15) This is a decision that “cannot be [easily] unwound at a later time.” But see Masters, 996 F. Supp. 2d at 886 (holding vote on executive compensation was not “complex business transaction[]” that could not be unwound later). The upcoming vote is akin to other major corporate transactions, such as mergers or tender offers, that would be difficult to reverse if they are not enjoined from happening in the first place. See Piper v. Chris-Craft Indus., 430 U.S. 1, 42 (1977) (“[I]n corporate control contests the stage of preliminary injunctive relief, rather than post-contest lawsuits, ‘is the time when relief can be best be given.’” (citation omitted)). Thus, if Masimo goes on to win this case on the merits, but after the shareholder vote, 16 Masimo reframes this in the Reply to say the a Politan-controlled Board “would remove” Kiani, but cites no evidence to support this claim. (Reply at 3.) CV-90 (06/04) CIVIL MINUTES - GENERAL Page 47 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 47 of 50 Page ID #:23184

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al any relief the Court could grant would be either limited or extremely complex to carry out. See Winter, 555 U.S. at 22 (“applicant must demonstrate that in the absence of a preliminary injunction, ‘the applicant is likely to suffer irreparable harm before a decision on the merits can be rendered’” (citing 11A C. Wright, A. Miller, & M. Kane, Federal Practice and Procedure § 2948.1, p. 139 (2d ed.1995)). As the shareholder vote is only days away and this case is unlikely to produce a final decision on the merits until well after that time, it is likely that an irreparable harm will occur to Masimo if an uninformed vote takes place. See Allergan, 2014 WL 5604539, at *16. Accordingly, the Court finds that Masimo has established that it is likely to suffer irreparable harm in the absence of preliminary relief. Winter, 555 U.S. at 20. D. Balance of Equities To prevail on a motion for preliminary injunction, a party must show that the balance of equities tips in its favor. All. for the Wild Rockies, 632 F.3d at 1131 (quoting Winter, 555 U.S. at 20). A court “must balance the competing claims of injury and must consider the effect on each party of the granting or withholding of the requested relief.” Amoco Prod. Co. v. Gambell, 480 U.S. 531, 542 (1987); Winter, 555 U.S. at 24. Masimo argues that the potential harm to it is great because uninformed shareholders, along with the proxy votes cast by Politan, could change control of its Board in Politan’s favor all based on misrepresentations. (Suppl. to Mot. at 29.) In contrast, Politan would not be harmed by the injunction because all they would need to do is correct its proxy materials, which would involve “little expense.” (Id.) Therefore, according to Masimo, an injunction would “level the playing field” and allow shareholders to cast informed votes. (Id. at 30.) Defendants contend that balance of equities does not favor an injunction. (Opp’n at 36.) First they assert the Court should consider that Kiani has been publicly criticized for conspiring to manipulate the vote at the upcoming election by engaging in “empty voting”; thus, Masimo has unclean hands. (Id.) Second, they argue the issuance of an injunction constitutes an “additional hardship” because “shareholders may view an injunction as a final determination of wrongdoing and be unduly influenced by it.” (Id.) CV-90 (06/04) CIVIL MINUTES - GENERAL Page 48 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 48 of 50 Page ID #:23185

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al Third, they argue Masimo’s contention that they would not be harmed is misleading because Masimo has said it would use any order from this Court requiring corrective disclosures as justification for disqualifying Politan’s Nominees. (Id.) In reply, Masimo argues the “empty vote” claim is unsubstantiated by evidence. (Reply at 21.) Moreover, Defendants’ contention that issuing court-ordered corrective disclosures would cause them harm because of the potential negative view shareholders would take of a preliminary injunction is “circular” because it was their false statements that warranted this litigation in the first place. (Reply at 22.) While both sides face some hardship, the balance of equities tips in Masimo’s favor. Unquestionably corporate suffrage, including shareholders being able to vote, is a factor to consider in weighing the parties’ positions. Yet, any injunctive order the Court would issue here would only bar Defendants from casting their vote temporarily—assuming they choose to then issue corrective disclosures. However, the hardship other shareholders and Masimo would incur if an uninformed vote took place has potentially long-lasting effects, including a change in control of the company. Moreover, although they were not issued following a court order, Defendants have already released a number of amendments to Politan’s proxy materials including acknowledging the allegations made by Masimo and correcting some disclosures accordingly. (See, e.g., Swartz Decl., Ex. 153.) Therefore, their argument that additional disclosures would be an “additional hardship” is less than convincing. Thus, the Court finds the harm Defendants would suffer is outweighed by the harm Masimo and shareholders would endure from inadequate disclosures. E. Public Interest Masimo must also demonstrate that the proposed injunction would serve the public interest. Winter, 555 U.S. at 24. Courts must “pay particular regard for the public consequences in employing the extraordinary remedy of injunction.” Id. Masimo asserts that its requested relief does serve the public interest because it will lead to informed shareholder vote. (Suppl. to Mot. at 30.) It further argues that enforcing federal securities law promotes the public interest. (Id.) Defendants counter that corporate suffrage is in the public interest and the Court should let the shareholders vote. (Opp’n CV-90 (06/04) CIVIL MINUTES - GENERAL Page 49 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 49 of 50 Page ID #:23186

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 11, 2024 Title Masimo Corporation v. Politan Capital Management LP et al at 36.) Unquestionably, “effective enforcement of federal securities laws promotes the public interest.” Taseko Mines Ltd. v. Raging River Cap., 185 F. Supp. 3d 87, 94 (D.D.C. 2016) (citation omitted). Masimo has shown Defendants included at least some false or misleading statements in Politan’s proxy materials. However, there is more to a Section 14(a) and Rule 14a-9 than that. It must also satisfy the other two elements of its claim, which the Court found it does not do. See N.Y.C. Emps.’ Ret. Sys., 593 F.3d at 1022. Therefore, issuing an injunction when Masimo has not shown it is likely to succeed on the merits would be improper. See All. for the Wild Rockies, 632 F.3d at 1134–35. Accordingly, this factor weighs against an injunction. IV. CONCLUSION In sum, Masimo did not satisfy the required elements for a preliminary injunction. See Winter, 555 U.S. at 20. Therefore, an award of such an “extraordinary remedy” is not warranted in this case. Id. Consequently, for the foregoing reasons, the Court DENIES Masimo’s Motion for a Preliminary Injunction. IT IS SO ORDERED. CV-90 (06/04) CIVIL MINUTES - GENERAL Page 50 of 50 Case 8:24-cv-01568-JVS-JDE Document 221 Filed 09/13/24 Page 50 of 50 Page ID #:23187

Order Regarding Contempt Proceeding, September 13, 2024
Case 8:24-cv-01568-JVS-JDE Document 219 Filed 09/13/24 Page 1 of 2 Page ID #:23086

UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA CIVIL MINUTES - GENERAL Case No. 8:24-cv-01568-JVS-JDE Date September 13, 2024 Title Masimo Corporation v. Politan Capital Management LP et al 1. Politan had violated the Court’s sealing order.2 Any reasonable person would understand that no portion of the sealed document could be disclosed without the permission of the Court. 2. Politan’s disclosure did not substantially comply with the Court’s Order by only disclosing the result, but not the particulars, of the Court’s ruling. 3. Notwithstanding the advice of counsel, relying on the distinction between the result and the particulars of the Order was not reasonable and not credible. No reasonably competent lawyer would provide such advice. Reliance on such advice was not credible. Politan’s press release exhibits knowledge of the sealing order and its restrictive effect. (See Ellison Decl., Ex. B, at 1.) The parties agreed at the hearing that the Court’s ruling itself would be material to an investor’s vote decision in the proxy fight. Politan’s disclosure gave it an unfair advantage in the proxy fight because, so long as Masimo was bound by the sealing order, it could not meaningfully reply to Politan’s press release. Therefore, the Court finds, by clear and convincing evidence, see In re Dual-Deck Video, 10 F.3d at 695, that it is highly probable Politan and Koffey violated the Court’s Order when they issued the disclosure. Accordingly, the Court finds there is no “fair ground of doubt as to the wrongfulness of” Politan and Koffey’s conduct. See Taggart, 587 U.S. at 561 (citation omitted). The Court sets a further hearing for October 9, 2024, to consider the imposition of monetary or other sanctions. See Gen. Signal Corp. v. Donallco, Inc., 787 F.2d 1376, 1379 (9th Cir. 1986) (holding that a court has discretion to impose sanctions upon finding a party in contempt). IT IS SO ORDERED. 2This also implicates the parties’ agreed Protective Order because much of the Order contains information covered by the Protective order. (See Docket No. 57.) CV-90 (06/04) CIVIL MINUTES - GENERAL Page 2 of 2 Case 8:24-cv-01568-JVS-JDE Document 219 Filed 09/13/24 Page 2 of 2 Page ID #:23087

Masimo’s Supplemental Brief in Support of Ex Parte Application for an Order Finding Defendants in Contempt of Court and for Sanctions, September 14, 2024

ATTOR NEY S AT LA W CIVIL ACTION NO. 8:24-cv-01568-JVS-JDE PLAINTIFF’S SUPPLEMENTAL BRIEF 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 LATHAM & WATKINS LLP Michele D. Johnson (Bar No. 198298) Kristin N. Murphy (Bar No. 268385) Jordan D. Cook (Bar No. 293394) 650 Town Center Drive, 20th Floor Costa Mesa, CA 92626-1925 T: (714) 540-1235 / F: (714) 755-8290 michele.johnson@lw.com kristin.murphy@lw.com jordan.cook@lw.com Colleen C. Smith (Bar No. 231216) 12670 High Bluff Drive San Diego, California 92130 T: (858) 523-5400 / F: (858) 523-5450 colleen.smith@lw.com Attorneys for Plaintiff Masimo Corporation [Additional Counsel Listed on Signature Page] UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA MASIMO CORPORATION Plaintiff, v. POLITAN CAPITAL MANAGEMENT LP, POLITAN CAPITAL MANAGEMENT GP LLC, POLITAN CAPITAL PARTNERS GP LLC, POLITAN CAPITAL NY LLC, POLITAN INTERMEDIATE LTD., POLITAN CAPITAL PARTNERS MASTER FUND LP, POLITAN CAPITAL PARTNERS LP, POLITAN CAPITAL OFFSHORE PARTNERS LP, QUENTIN KOFFEY, MICHELLE BRENNAN, MATTHEW HALL, AARON KAPITO, WILLIAM JELLISON, DARLENE SOLOMON, Defendants. Civil Action No. 8:24-cv-01568-JVS-JDE PLAINTIFF’S SUPPLEMENTAL BRIEF IN SUPPORT OF EX PARTE APPLICATION FOR AN ORDER FINDING DEFENDANTS IN CONTEMPT OF COURT AND FOR SANCTIONS Courtroom: 10C Honorable James V. Selna w Case 8:24-cv-01568-JVS-JDE Document 226 Filed 09/14/24 Page 1 of 10 Page ID #:23291

ATTOR NEY S AT LA W 1 CIVIL ACTION NO. 8:24-cv-01568-JVS-JDE PLAINTIFF’S SUPPLEMENTAL BRIEF 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 TO THE HONORABLE COURT AND ALL INTERESTED PARTIES: At the September 13, 2024 hearing on Plaintiff’s Ex Parte Application for an Order Finding Defendants in Contempt of Court and for Sanctions, the Court found Politan and Mr. Koffey in contempt of court. Following a discussion at the hearing about potential sanctions for Politan’s and Mr. Koffey’s contempt, the Court denied without prejudice Plaintiff’s requested sanction. The Court also inquired about the appropriateness of prohibiting Politan from voting its shares. The Court invited Plaintiff to submit authority supporting Masimo’s entitlement to the remedy. Dkt. 222 at 27:14-15. Accordingly, Masimo hereby provides this supplemental brief. I. Summary of Procedural Posture and Politan’s and Mr. Koffey’s Contempt of Court From the very outset of this case, Defendants have flouted the Court’s authority. Defendants have consistently refused to comply with the Court’s orders despite the Court’s repeated warnings and rulings. This pattern culminated in Politan and Mr. Koffey being found in contempt of court on September 13, 2024, for disclosing the content of the Court’s preliminary injunction decision even though it was under seal. Politan and Mr. Koffey cared more about boosting their chances in the proxy contest than complying with the Court’s orders. Politan’s and Mr. Koffey’s misconduct was particularly serious because it gave the stockholders a false impression about a highly material issue at a critical moment—right when many stockholders are casting their votes. Several more of the largest stockholders will meet to decide how to cast their votes on Monday. The remedy for Politan’s and Mr. Koffey’s wrongdoing should address the harm they caused, and should reflect Defendants’ repeatedly demonstrated unwillingness to respect the Court’s rulings. Notably, the contempt finding did not chasten Politan or Mr. Koffey. Less than an hour after the hearing at which they were found in contempt, Politan and Mr. Koffey issued a press release, quoting their lawyers who stated that they Case 8:24-cv-01568-JVS-JDE Document 226 Filed 09/14/24 Page 2 of 10 Page ID #:23292

ATTOR NEY S AT LA W 2 CIVIL ACTION NO. 8:24-cv-01568-JVS-JDE PLAINTIFF’S SUPPLEMENTAL BRIEF 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 “respectfully disagree with the Court’s ruling that Politan violated a sealing order”— without even mentioning the contempt ruling. Ex. E. Demonstrating that their counsel’s eleven different apologies1 to the Court were hollow, Politan and Mr. Koffey then publicly repeated the very arguments that this Court rejected as not credible, claiming: “It was our understanding that while the contents of the order were under seal, the outcome of the motion was not.” Id. This public statement by Defendants contradicted the Court’s order finding Politan and Mr. Koffey in contempt of court, which stated: “Notwithstanding the advice of counsel, relying on the distinction between the result and the particulars of the Order was not reasonable and not credible. No reasonably competent lawyer would provide such advice. Reliance on such advice was not credible. Politan’s press release exhibits knowledge of the sealing order and its restrictive effect.” Dkt. 219 at 2. Nevertheless, even after the hearing, Politan and Mr. Koffey publicly represented this Court’s contempt finding as if it were a garden-variety confidentiality ruling— and an erroneous one at that. Id. II. Timely Sanctions for Politan’s and Mr. Koffey’s Contempt of Court Politan and Mr. Koffey violated this Court’s order for the purpose of advancing their position in the proxy contest, just as they have lied to stockholders for months on end and concealed who has bankrolled their attempt to take control of Masimo. The appropriate sanction should remove the improper advantage Politan and Mr. Koffey obtained, to the extent it is possible to do so. Because the parties cannot go back in time, the sanction should level the playing field in a manner that is still possible to achieve. And the sanction should serve the critical purpose of deterring future such misconduct, both by Politan and Mr. Koffey, and by other activists who might seek to employ Politan and Mr. Koffey’s obstructionist and unethical playbook. It is doubtful that monetary sanctions alone would have that 1 Dkt. 222 at 7: 17-18, 10:6-7, 11:1, 11:11, 11:14, 11:17, 11:25-12:1, 13: 20-21, 15:16, 17:23. Case 8:24-cv-01568-JVS-JDE Document 226 Filed 09/14/24 Page 3 of 10 Page ID #:23293

ATTOR NEY S AT LA W 3 CIVIL ACTION NO. 8:24-cv-01568-JVS-JDE PLAINTIFF’S SUPPLEMENTAL BRIEF 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 effect (though no doubt Politan and Mr. Koffey should bear that cost too); violating court orders would just become part of activists’ cost of doing business. F. J. Hanshaw Enters., Inc. v. Emerald River Dev., 244 F.3d. 1128, 1136 (9th Cir. 2001), states that “[c]ourts have the ability to address the full range of litigation abuses through their inherent powers.” The Court should do so here. Moreover, if the Court does not remediate the harm caused by Politan and Mr. Koffey now, Defendants may evade having to answer for their misdeeds altogether. In the event Politan were to win the proxy contest on September 19, 2024, Politan will control the Board and may take steps to dismiss this lawsuit before the October 9, 2024 sanctions hearing, notwithstanding Mr. Koffey’s fiduciary and other duties to the Company and its stockholders—duties he has repeatedly failed to fulfill where it does not serve him, his hedge fund, and his undisclosed investors. And even if the Court nonetheless compels Politan and Mr. Koffey to appear, the Court will be deprived of a true adversarial process, as Masimo will likely then be represented by counsel beholden to Defendants. Masimo therefore respectfully suggests the following: A. Politan Should Be Ordered Not To Vote Proxies Received After Its Press Release, At Least Until It Discloses It Has Been Found In Contempt Of Court To level the playing field following Politan’s and Mr. Koffey’s contemptuous act of jumping the gun, Politan should be ordered not to vote its own shares or the proxies it received from the time of Politan’s press release (9:44 a.m. ET on September 12). If the Court does not prohibit those votes permanently, it should prohibit the votes at least until Politan (1) discloses that Politan and Mr. Koffey have been held in contempt of court, and (2) resolicits those proxies with a new proxy card with a different color. This sanction is particularly appropriate given Defendants’ September 13 press release misrepresenting and minimizing the Court’s contempt ruling. Ex. E. Case 8:24-cv-01568-JVS-JDE Document 226 Filed 09/14/24 Page 4 of 10 Page ID #:23294

ATTOR NEY S AT LA W 4 CIVIL ACTION NO. 8:24-cv-01568-JVS-JDE PLAINTIFF’S SUPPLEMENTAL BRIEF 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 In Central Foundry Co. v. Gondelman, the court enjoined the defendants from voting shares obtained through misleading proxy solicitations and required them to make corrective disclosures before resoliciting proxies. 166 F. Supp. 429, 430 (S.D.N.Y. 1958); see also St. Louis Police Ret. Sys. v. Severson, No. 12-cv-5086-YGR, 2012 WL 5270125 (N.D. Cal. Oct. 24, 2012) (enjoining the stockholder vote on a proposed amendment due to misleading proxy statements and allowing resolicitation after corrective disclosures were made); SEC v. May, 134 F. Supp. 247 (S.D.N.Y. 1955), aff’d, 229 F.2d 123 (2d Cir. 1956) (same). As Central Foundry recognized, it would be inequitable to assume that because stockholders can change their votes, those stockholders who voted for Politan after its sanctionable press release would then follow the Court’s contempt finding. 166 F. Supp. at 446-47. Realistically, stockholders that already voted stopped paying attention and have not taken into account what transpired recently. Politan and Mr. Koffey should not be permitted to benefit from their wrongdoing. Given Politan’s September 13 press release following the Court’s contempt ruling, demonstrating both Defendants’ disrespect of the Court’s orders and the importance that stockholders be provided the truth, the appropriate sanction to remedy the harm that cannot be undone is to prohibit Politan from voting its own shares and those it collected on its proxy. And Defendants’ behavior is particularly problematic because stockholders have no idea whether Politan’s investors are a specific Masimo stockholder, a Masimo competitor, or even a litigation adversary, because Defendants failed to disclose this information as required under 14(a) and 13(d). At a minimum, Politan should be ordered not to vote the proxies it obtained since the contemptuous press release, unless and until Defendants disclose in their proxy materials that Politan and Mr. Koffey have been found in contempt— without commenting that the finding is incorrect—and resolicit the shareholders with a new different colored proxy card. Case 8:24-cv-01568-JVS-JDE Document 226 Filed 09/14/24 Page 5 of 10 Page ID #:23295

ATTOR NEY S AT LA W 5 CIVIL ACTION NO. 8:24-cv-01568-JVS-JDE PLAINTIFF’S SUPPLEMENTAL BRIEF 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 B. Politan Should Be Ordered To Disclose All Communications Regarding the Sealed Order As the Court recognized, the Order was sealed from disclosure and governed by the Stipulated Protective Order. Neither Mr. Kapito, nor any of Politan’s outside advisers, was entitled to see the sealed Order not just because it was sealed by this Court, but also because it contains Highly Confidential—Attorneys’ Eyes Only information of Masimo. Politan should be ordered to immediately produce all of its internal communications about (and including) the sealed Order and Politan’s September 12 press release, as well as its communications with and among its outside advisers and undisclosed investors, so as to inform the extent of the damage caused by the contempt of Politan, Mr. Koffey, and their outside counsel. Moreover, because Politan and Mr. Koffey have relied on an advice of counsel defense, their production should include their now-waived, previously privileged communications with counsel, to test the veracity of the representations Politan’s and Mr. Koffey’s counsel made in Court at Friday’s contempt hearing. See Chevron Corp. v. Pennzoil Co., 974 F.2d 1156, 1162-63 (9th Cir. 1992) (holding that by asserting advice of counsel, the party waives privilege as to those communications on the same subject matter); see Dkt. 222 at 7:14-16, 13:7-11. C. The Court Should Postpone The Annual Meeting Only If It Finds It Necessary The Court inquired regarding its authority to delay the annual meeting. While Masimo no longer seeks this relief,2 it is well-established that courts may postpone stockholder meetings in the interest of allowing stockholders to receive appropriate disclosures. See, e.g., Henwood v. SEC, 298 F.2d 641, 643 (9th Cir. 1962) (affirming injunction requiring corrective disclosures and enjoining defendant corporation “from holding any meeting of stockholders of United Industrial Corporation, except 2 Based on discussions with certain stockholders, Masimo believes that the stockholders are fatigued of this proxy fight and would prefer the vote to occur as presently scheduled. Case 8:24-cv-01568-JVS-JDE Document 226 Filed 09/14/24 Page 6 of 10 Page ID #:23296

ATTOR NEY S AT LA W 6 CIVIL ACTION NO. 8:24-cv-01568-JVS-JDE PLAINTIFF’S SUPPLEMENTAL BRIEF 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 for the purpose of adjournment, until sixty days after this decree becomes final”); St. Louis Police, at *7 (enjoining vote on a proposed amendment to an equity compensation plan from going forward as scheduled at annual stockholders meeting “unless and until the 2012 Proxy Statement has been supplemented and such supplemented proxy statement has been mailed to shareholders”); Sherwood v. Ngon, 2011 WL 6355209, at *15 (Del. Ch. Dec. 20, 2011) (enjoining “Defendants from holding the Annual Meeting, currently scheduled for December 21, 2011 . . .. for twenty days until January 10, 2012” where defendants had inequitably prevented plaintiffs from timely nominating a competing slate and issuing corrective disclosures). This authority exists both as a matter of federal law under Sections 13 and 14, and pursuant to the Court’s equitable powers, e.g., Shoen v. AMERCO, 885 F. Supp. 1332, 1355 (D. Nev. 1994) (entering injunction delaying annual meeting as a result of breaches of fiduciary duty and securities laws violations), modified on other grounds, 1994 WL 904199 (D. Nev. Oct. 24, 1994), vacated pursuant to settlement, 1995 WL 936692 (D. Nev. Feb. 10, 1995); Sherwood, 2011 WL 6355209, at *7-15 (entering injunction delaying annual meeting based on likely breaches of fiduciary duties). If the Court believes that postponement of the annual meeting is an appropriate sanction, the Court has the authority to order it. III. Conclusion The Court’s sealed Order provided for an orderly process to ensure a level playing field at this critical point in the proxy contest. All Defendants had to do was follow the rules. Instead, Politan and Mr. Koffey engaged in contemptuous conduct to gain an unfair advantage, and the sanction for their misconduct should address that unfairness. The Court unquestionably has the power “to address the full range of litigation abuses through their inherent powers.” F. J. Hanshaw, 244 F.3d. at 1136. The requested remedies are appropriate given the seriousness of Politan’s and Mr. Koffey’s contempt of court, and would ensure that they are sanctioned at all— which they will attempt to avoid if they win this week’s proxy contest. Because Case 8:24-cv-01568-JVS-JDE Document 226 Filed 09/14/24 Page 7 of 10 Page ID #:23297

ATTOR NEY S AT LA W 7 CIVIL ACTION NO. 8:24-cv-01568-JVS-JDE PLAINTIFF’S SUPPLEMENTAL BRIEF 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 several additional of the largest stockholders will meet to decide how to cast their votes on Monday, a ruling by Monday would at least provide some stockholders with accurate and complete information. Case 8:24-cv-01568-JVS-JDE Document 226 Filed 09/14/24 Page 8 of 10 Page ID #:23298

ATTOR NEY S AT LA W 8 CIVIL ACTION NO. 8:24-cv-01568-JVS-JDE PLAINTIFF’S SUPPLEMENTAL BRIEF 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Dated: September 14, 2024 Respectfully submitted, By /s/ Michele D. Johnson Michele D. Johnson (SBN 198298) Kristin N. Murphy (SBN 268385) Jordan D. Cook (SBN 293394) 650 Town Center Drive, 20th Floor Costa Mesa, CA 92626 T: (714) 540-1235 F: (714) 755-8290 michele.johnson@lw.com kristin.murphy@lw.com jordan.cook@lw.com Colleen C. Smith (SBN 231216) 12670 High Bluff Drive San Diego, California 92130 T: (858) 523-5400 F: (858) 523-5450 colleen.smith@lw.com Matthew Rawlinson (SBN 231890) 140 Scott Drive Menlo Park, CA 94025 T: (650) 328-4600 F: (650) 463-2600 matt.rawlinson@lw.com Robert J. Ellison (SBN 274374) 10250 Constellation Blvd., Suite 1100 Los Angeles, CA 90071 T: (213) 485-1234 F: (213) 891-8763 robert.ellison@lw.com Kathryn George (Pro Hac Vice) 330 N. Wabash Ave., Suite 2800 Chicago, IL 60611 T: (312) 876-7700 F: (312) 993-9767 katie.george@lw.com Attorneys for Plaintiff Masimo Corporation Case 8:24-cv-01568-JVS-JDE Document 226 Filed 09/14/24 Page 9 of 10 Page ID #:23299

ATTOR NEY S AT LA W 9 CIVIL ACTION NO. 8:24-cv-01568-JVS-JDE PLAINTIFF’S SUPPLEMENTAL BRIEF 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 CERTIFICATE OF COMPLIANCE The undersigned, counsel of record for Masimo Corporation, certifies that this brief contains 2004 words, which complies with the word limit of L.R. 11-6.1. Dated: September 14, 2024 /s/ Michele D. Johnson Michele D. Johnson Case 8:24-cv-01568-JVS-JDE Document 226 Filed 09/14/24 Page 10 of 10 Page ID #:23300

Additionally, on September 15, 2024, Politan updated its website, www.AdvanceMasimo.com (the “Site”), in connection with the solicitation of stockholders of Masimo. Copies of the materials posted to the Site are filed herewith.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information herein contains “forward-looking statements.” Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “potential,” “targets,” “forecasts,” “seeks,” “could,” “should” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Forward-looking statements are subject to various risks and uncertainties and assumptions. There can be no assurance that any idea or assumption herein is, or will be proven, correct. If one or more of the risks or uncertainties materialize, or if any of the underlying assumptions of Politan Capital Management LP (“Politan”) or any of the other participants in the proxy solicitation described herein prove to be incorrect, the actual results may vary materially from outcomes indicated by these statements. Accordingly, forward-looking statements should not be regarded as a representation by Politan that the future plans, estimates or expectations contemplated will ever be achieved.

Certain statements and information included herein may have been sourced from third parties. Politan does not make any representations regarding the accuracy, completeness or timeliness of such third party statements or information. Except as may be expressly set forth herein, permission to cite such statements or information has neither been sought nor obtained from such third parties. Any such statements or information should not be viewed as an indication of support from such third parties for the views expressed herein.

Politan disclaims any obligation to update the information herein or to disclose the results of any revisions that may be made to any projected results or forward-looking statements herein to reflect events or circumstances after the date of such information, projected results or statements or to reflect the occurrence of anticipated or unanticipated events.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Politan and the other Participants (as defined below) have filed a definitive proxy statement and accompanying WHITE universal proxy card or voting instruction form with the Securities and Exchange Commission (the “SEC”) to be used to solicit proxies for, among other matters, the election of its slate of director nominees at the 2024 annual stockholders meeting (the “2024 Annual Meeting”) of Masimo Corporation, a Delaware corporation (“Masimo”). Shortly after filing its definitive proxy statement with the SEC, Politan furnished the definitive proxy statement and accompanying WHITE universal proxy card or voting instruction form to some or all of the stockholders entitled to vote at the 2024 Annual Meeting.

The participants in the proxy solicitation are Politan, Politan Capital Management GP LLC (“Politan Management”), Politan Capital Partners GP LLC (“Politan GP”), Politan Capital NY LLC (the “Record Stockholder”), Politan Intermediate Ltd., Politan Capital Partners Master Fund LP (“Politan Master Fund”), Politan Capital Partners LP (“Politan LP”), Politan Capital Offshore Partners LP (“Politan Offshore” and, collectively with Politan Master Fund and Politan LP, the “Politan Funds”), Quentin Koffey, Matthew Hall, Aaron Kapito (all of the foregoing persons, collectively, the “Politan Parties”), William Jellison and Darlene Solomon (such individuals, collectively with the Politan Parties, the “Participants”).

As of the date hereof, the Politan Parties in this solicitation collectively own an aggregate of 4,713,518 shares (the “Politan Group Shares”) of common stock, par value $0.001 per share, of Masimo (the “Common Stock”). Mr. Koffey may be deemed to own an aggregate of 4,714,746 shares of Common Stock (the “Koffey Shares”), which consists of 1,228 restricted stock units that vested on June 26, 2024 as well as the Politan Group Shares. Politan, as the investment adviser to the Politan Funds, may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the Politan Group Shares, and, therefore, Politan may be deemed to be the beneficial owner of all of the Politan Group Shares. The Record Stockholder is the direct and record owner of 1,000 shares of Common Stock that comprise part of the Politan Group Shares. Both the Politan Group Shares and the Koffey Shares represent approximately 8.9% of the outstanding shares of Common Stock based on 53,478,694 shares of Common Stock outstanding as of August 12, 2024, as reported in Masimo’s revised definitive proxy statement filed on August 15, 2024. As the general partner of Politan, Politan Management may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) all of the Politan Group Shares and, therefore, Politan Management may be deemed to be the beneficial owner of all of the Politan Group Shares. As the general partner of the Politan Funds, Politan GP may be deemed to have the shared power to vote or to direct the vote of (and the shared power to dispose or direct the disposition of) all of the Politan Group Shares, and therefore Politan GP may be deemed to be the beneficial owner of all of the Politan Group Shares. Mr. Koffey, including by virtue of his position as the Managing Partner and Chief Investment Officer of Politan and as the Managing Member of Politan Management and Politan GP, may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) all of the Koffey Shares.

IMPORTANT INFORMATION AND WHERE TO FIND IT

POLITAN STRONGLY ADVISES ALL STOCKHOLDERS OF MASIMO TO READ ITS DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS TO SUCH PROXY STATEMENT AND OTHER PROXY MATERIALS FILED BY POLITAN WITH THE SEC AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS ARE ALSO AVAILABLE ON THE SEC WEBSITE, FREE OF CHARGE, OR BY DIRECTING A REQUEST TO THE PARTICIPANTS’ PROXY SOLICITOR, D.F. KING & CO., INC., 48 WALL STREET, 22ND FLOOR, NEW YORK, NEW YORK 10005 STOCKHOLDERS CAN CALL TOLL-FREE: (888) 628-8208.

Investor Contact

D.F. King & Co., Inc.

Edward McCarthy

emccarthy@dfking.com

Media Contacts

Dan Zacchei / Joe Germani

Longacre Square Partners

dzacchei@longacresquare.com / jgermani@longacresquare.com